As Filed with the Securities and Exchange Commission on April 30, 2013
File Nos. 333-59185 and 811-08873

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]
Pre-Effective Amendment No. [ ]
Post Effective Amendment No. 26 [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
Amendment No. 27 [ X ]

AMERICAN FIDELITY DUAL STRATEGY FUND, INC. ®
(Exact Name of Registrant as Specified in Charter)

Address of Principal Executive Offices: 2000 N. Classen Boulevard Oklahoma City, Oklahoma 73106 Registrant’s Telephone Number, including Area Code: (405) 523-2000

Stephen P. Garrett	Copies to:
General Counsel	Jennifer Wheeler
American Fidelity Dual Strategy Fund, Inc.	McAfee & Taft
2000 N. Classen Boulevard	A Professional Corporation
Oklahoma City, Oklahoma 73106	10th Floor, Two Leadership Square
(Name and Address of Agent for Service)	211 North Robinson
Oklahoma City, OK 73102-7103

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box) of Rule 485
[ ] immediately upon filing pursuant to paragraph (b)
[x ] on May 1, 2013 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on May 1, 2013 pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2)

Title of securities being registered: Common Stock

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.®
A dual strategy of investing in value and
growth stocks for long-term capital appreciation

PROSPECTUS May 1, 2013
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary	1
Investment Objectives/Goals	1
Fees and Expenses of the Fund	1
Investment Strategy, Risks and Performance	1
Investment Advisors and Portfolio Managers	3
Purchase and Sale of Fund Shares	3
Tax Information	3
Payments to Broker-Dealers and Other Financial Intermediaries	3
Investment Goals and Strategies	4
Principal Risks of Investment	4
Portfolio Management	4
Fund Operations	5
Buying and Selling Shares	5
Redemption of Shares	5
Pricing Shares	5
Frequent Purchases and Redemptions	6
Distributions and Taxes	6
Dividends and Other Distributions	6
Tax Information	6
Legal Proceedings	6
Financial Highlights	7
For More Information	8

RISK/RETURN SUMMARY

Investment Objectives/Goals

The primary investment goal of the American Fidelity Dual Strategy Fund (the “Fund”) is long-term capital growth. The Fund’s secondary investment goal is to generate current income.

Fees and Expenses of the Fund

The information below reflects the fees and expenses that the Fund incurs. The Fund’s fees and expenses will impact your investment. Because you may only invest indirectly in the Fund either by purchasing a variable annuity contract issued by a separate account or by participating in a contract available through your employer’s retirement plan, your investment may also be impacted by fees imposed by the separate account. The following information does not include fees and expenses that you may incur at the separate account level. If fees and expenses incurred at the separate account level were included, your costs would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Dual Strategy Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Dual Strategy Fund for the time periods indicated and that your investment has a 5% return each year. The Example also assumes that the Fund’s operating expenses remain the same. Because the Fund does not charge you a fee when you redeem shares, the costs shown below would remain the same regardless of whether or not you redeemed your shares at the end of each period. Although your actual costs may be higher or lower than the costs in the Example, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$279	$627

This Example does not include fees and expenses that you may incur at the separate account level. If fees and expenses incurred at the separate account level were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66.24% of the average value of its portfolio.

Investment Strategy, Risks and Performance

Principal Investment Strategy

The Fund has a “dual investment strategy” and invests primarily in common stocks of U.S. companies, the majority of which are income producing.  The Fund also may invest in American Depository Receipts, which represent shares of stock of foreign companies .

 The Fund has four sub-advisors that independently manage a portion of the Fund’s portfolio using different investment strategies. The approach of two of the sub-advisors (Boston Advisors, LLC and The Renaissance Group LLC) is growth oriented and generally focuses on purchasing stock of companies that exhibit above average earnings and capital growth. The other two sub-advisors (Beck, Mack & Oliver LLC and WEDGE Capital Management L.L.P.) are “value” sub-advisors, generally focusing on undervalued equity securities with large capitalizations.

To facilitate the Fund achieving its investment objectives, the Fund retains sub-advisors with different principal investment strategies.  Each of the Fund’s sub-advisors follows its own particular strategy with regard to the portion of the Fund’s assets under its management, as described below.  In addition, the sub-advisors are contractually obligated to adhere to the Fund’s fundamental and non-fundamental investment policies.

1

Growth Sub-Advisors

Boston Advisors, LLC's ("Boston Advisors") primary objective is to generate growth of capital, and it invests in stocks of companies with a market capitalization of greater than $1 billion and earnings expected to grow faster than the market average.  Boston Advisors uses a proprietary process to compare and rank companies, with the primary objective of generating growth of capital.

The Renaissance Group LLC ("Renaissance") focuses on stocks that have and are expected to continue experiencing above average earnings growth.   Using the Renaissance financial models, Renaissance's buy discipline requires (1) an analysis of the profitablility and financial strength of a company, (2) scoring and ranking of other factors, and (3) overall assessment of the company and its opportunity for growth.  Renaissance's sell discipline is a function of its quantitative scoring and ranking process , and any security falling below the 40th percentile is sold in favor of a more highly ranked security chosen from the top 20th percentile of the strategy’s universe.

Value Sub-Advisors

    Beck Mack & Oliver LLC ("BM&O") relies primarily on fundamental analysis of prospective companies to identify companies that, in its judgment, are undervalued, financially strong and possess high quality assets and above average appreciation potential.  In this manner, BM&O aims to purchase portfolio securities at low price levels relative to earnings and valuations.

    WEDGE Capital Management L.L.P ("WEDGE") employs a series of models to analyze the largest 1,000 companies traded in the U.S. and identify undervalued stocks that are beginning to show visible signs of life.  All buy, hold and sell decisions are reviewed for accuracy of data and current developments that might alter the quantitative analysis, but WEDGE will not over-ride the model with subjective judgment

Principal Risks of Investing

   Depending on changes in the value of the Fund’s investments, the Fund’s shares will rise and fall in value, affecting the Fund’s total return to investors.  You may lose money  on your investment in  the Fund.  Below is a summary of the principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to adversely affect the Fund’s net asset value and total return.

    The Fund’s stock holdings may decline in value because of changes in price of a particular stock or a broad stock market decline.  The value of a security may decline, and common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy.  Additionally, any investment by the Fund in American Depository Receipts is subject to currency, political, economic and social risks that are more often associated with direct investments in foreign securities than with investments in common stock of U.S. companies.

    Different types of stocks (such as growth stocks and value stocks) may shift in and out of favor, depending on market and economic conditions.  The Fund’s “dual strategy” approach may potentially limit the downside risk of the Fund, but it may also produce more modest gains over the long run than a single investment strategy would.

    The Fund’s success depends on the success of its portfolio holdings.  There is a risk that a stock selected for its growth potential will not perform as expected and its price will decline or not increase.  Likewise, a value stock may never reach its perceived full value or it may not have been undervalued when purchased and large company value stocks may react more slowly to change than small cap stocks.  Additionally, if earnings of companies in which the Fund invests are not achieved, and dividends are reduced or discontinued, it will negatively impact the ability of the Fund's equity securities to generate income.

2

Risk/Return Bar Chart and Table

    The bar chart below shows how the Fund’s performance has varied from year to year over a ten-year period. This information illustrates the variability of the Fund’s returns and provides some indication of the risks of investing in the Fund. The Average Annual Total Returns table shows the Fund’s performance over time compared with that of the Standard and Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices, and the Russell 1000® Index, another widely recognized common stock index.
     Please note that the performance information presented here does not reflect insurance, sales, administrative or other charges at the separate account level. Performance would be lower if charges assessed by participating separate accounts were reflected. Additionally, although the performance information on this page may help you evaluate the Fund's risks and potential rewards, the Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Current performance may be lower or higher than the performance presented here. Performance data current to the most recent month-end and quarter-end may be obtained at 1-800-662-1106 or at www.americanfidelity.com.

___________________________________________________________

Average annual total returns as of 12/31/12

1 Year             5 Years            10 Years
___________________________________________________________

Fund                      16.38%             1.20%              6.06%
S&P 500                 16.00%            1.66%              7.10%
Russell 1000®        16.42%            1.92%              7.52%

INVESTMENT RESULTS

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-50.00%
ANNUAL RETURN
25.38%
8.16%
3.66%
9.89%
9.90%
-38.60%
25.01%
18.73%
0.06%
16.38%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
YEAR
AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Highest Quarterly Return:	15.24%, 3rd Quarter 2009	Lowest Quarterly Return:	-22.74%, 4th Quarter 2008

3

Investment Advisors and Portfolio Managers

American Fidelity Assurance Company is the Fund’s investment advisor, and the Fund’s current sub-advisors are Beck, Mack & Oliver LLC (“BM&O”), Boston Advisors, LLC ("Boston Advisors"), The Renaissance Group LLC (“Renaissance”), and WEDGE Capital Management L.L.P. (“WEDGE”). The following table contains information about the Sub-Advisors’ portfolio managers, who are primarily responsible for the day-to-day management of the Fund’s portfolio (each, a “Portfolio Manager”):

Sub-Advisor	Portfolio Manager	Title	Length of Service with Sub-Advisor
BM&O	Zachary Wydra	Partner/Portfolio Manager	8 years
Boston Advisors	Michael J. Vogelzang, CFA Douglas Riley, CFA	President and CIO Vice President and Portfolio Manager	16 years 11 years
Renaissance	Michael E. Schroer	Managing Partner and Chief Investment Officer	29 years
WEDGE	Andrei Bolshakov, CFA John Norman Richard Wells	Director of Quantitative Research and General Partner Portfolio Manager and General Partner Portfolio Manager and Executive Vice President	6 years 8 years 1 year

Purchase and Sale of Fund Shares

Only separate accounts of insurance companies may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity contract issued by a separate account or by participating in a contract available through your employer’s retirement plan. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest.

Tax Information

Because the Fund’s shareholders are the separate accounts of one or more insurance companies through which you purchased your variable annuity contract, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included about the federal personal income tax consequences to you, the policyholder. For this information, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity contract owners.

Payments to Broker-Dealers and Other Financial Intermediaries

American Fidelity Securities, Inc. (“AFS”) is the broker-dealer for the separate accounts that offer the Fund as an investment option. The separate accounts pay a fee to AFS for its services as broker-dealer. These payments may create a conflict of interest by influencing the broker-dealer and your salesperson to recommend the Fund over another investment. Ask your salesperson for more information.

INVESTMENT GOALS AND PRINCIPAL STRATEGIES
General

Dual Strategy Fund’s primary investment goal is long-term growth of capital. Its secondary investment goal is to generate current income. To pursue these goals, the Fund invests in a diversified portfolio of common stocks, the majority of which are income producing.  The Fund also may  invest in American Depository Receipts, which represent shares of stock of foreign companies. American Depository Receipts generally are securities issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded in the U.S. markets. The Fund may take temporary defensive positions inconsistent with its investment goals in response to adverse market, economic or political conditions. During these times, the Fund may not achieve its investment goals.

The Fund’s four sub-advisors manage the Fund’s securities portfolio. Each sub-advisor has a different principal investment strategy, but the Fund deliberately selected two sub-advisors who are growth oriented and two sub-advisors who are value oriented. Generally, the Fund’s assets are reallocated equally between the growth oriented and value oriented sub-advisors at the beginning of each year, and cash received by the Fund, less amounts used to pay withdrawals and expenses, is allocated equally between the growth oriented and value oriented sub-advisors throughout the year. A description of the Fund’s policies and procedures with respect to the disclosure of the securities held by the Fund is available in the Fund’s Statement of Additional Information, which is available upon request.

4

 “Manager of Managers” Structure

The Fund’s investment advisor, American Fidelity Assurance Company (“AFA” or “the Advisor”), allocates portions of the Fund’s assets to different sub-advisors that have distinct investment styles. The Fund and the Advisor have obtained approval of the Fund’s shareholders and an exemptive order from the SEC allowing the Fund and Advisor to operate under a “manager of managers” structure. The “manager of managers” structure allows the Advisor, with the approval of the Fund’s Board of Directors but without shareholder approval, to (1) terminate the Fund’s sub-advisors, (2) hire new, unaffiliated sub-advisors and (3) materially amend the terms of the Fund’s sub-advisory agreements. This “manager of managers” structure has been employed by the Fund because it gives the Fund’s Board increased flexibility and eliminates the expense associated with soliciting proxies and holding shareholders’ meetings to get shareholder approval of new, unaffiliated sub-advisors. The Advisor has ultimate responsibility (subject to oversight by the Fund’s Board) to oversee the sub-advisors and recommend their hiring, termination and replacement. In addition, the exemptive order received from the SEC exempts the Fund from the requirement that it disclose separately the fees that the Advisor, as fiduciary for the Fund, pays to each sub-advisor. Instead, the exemptive order permits the Fund to disclose (as both a dollar amount and as a percentage of its net assets): (i) the aggregate fees paid to the Advisor and any affiliated sub-advisors; and (ii) the aggregate fees paid to sub-advisors other than affiliated sub-advisors. If the Fund employs an affiliated sub-advisor, the Fund will provide separate disclosure of any fees paid to the affiliated sub-advisor.

Sub-Advisors’ Strategies

The general investment policies of the Fund’s sub-advisors are set forth below. At times, a sub-advisor may determine that pursuing its investment strategy is inconsistent with the best interests of the Fund’s shareholders as a result of current market and economic conditions. In this case, for temporary defensive purposes, the Fund may invest its assets in securities that are a direct obligation or guaranteed by the United States government and bonds, notes or other evidence of indebtedness, issued publicly, or privately, of a type customarily purchased for investment by institutional investors.

Beck, Mack & Oliver LLC

Beck, Mack & Oliver LLC (“BM&O”) will rely primarily on fundamental analysis of prospective companies to identify those that, in its judgment, are undervalued, financially strong and possess high quality assets and above average appreciation potential. BM&O uses fundamental analysis to identify sectors, industries and companies that it believes are selling at a discount to its estimate of intrinsic value, measuring the anticipated appreciation potential of the companies’ securities against existing market prices. BM&O aims to purchase portfolio securities at low price levels relative to earnings and valuations. BM&O’s success has been the result of a highly disciplined process that has been employed since the founding of the firm. The portfolio management team carefully analyzes and discusses each investment in a consensus-driven process. This decision-making process incorporates  an average 28 years of industry experience per investment professional . BM&O’s goal is to create a portfolio of securities that provide diversification to mitigate risk and generate meaningful gains over time. BM&O’s intensive research effort helps it identify stocks that it expects will perform well over a full market cycle. Managing risk is fundamental to BM&O’s investment approach and plays a key role in preserving capital in adverse market environments.

Boston Advisors, LLC

Boston Advisors, LLC manages a large capitalization growth equity portfolio, investing in stocks of companies with a market capitalization of greater than $1 billion and earnings expected to grow faster than the market average.  The manager’s primary objective is to generate growth of capital.   Stocks are selected through a proprietary process which incorporates disciplined quantitative metrics, comparing companies against each other and ranking them according to attractiveness.  At the completion of the ranking process, fundamental stock selection techniques are applied to the most attractive quintile of universe – including the firm’s REP process:  Rank, Environment and Price.  The first step in the process is to understand why a given rank on a company has changed relative to its peer group.  Second, to understand the environment in which the company is operating – including products, earnings drivers, competitive positioning, and management among others – and identify those stocks that show the best combination of quantitative and fundamental attractiveness.  Third, price analysis is used to gauge market sentiment and time entry and exit points (buys and/or sales) of individual stocks.  Sophisticated measures of portfolio risk are incorporated into the management and oversight of the process, including contribution to risk (both total and active), factor exposure relative to the benchmark (Russell Large Cap Growth Index) and value at risk.  The Large Cap Growth portfolio is managed by a lead portfolio manager who takes primary responsibility for stock selection and portfolio construction, working with the full investment committee on portfolio strategy, product oversight and quality assurance.

5

The Renaissance Group LLC

The Renaissance Group LLC (“Renaissance”) focuses on stocks that have and are expected to continue experiencing above average earnings growth. Renaissance renders continuous investment management services in a discretionary manner based on financial models developed by the firm. Renaissance currently offers various investment strategies, each of which may be customized to meet a client’s specific objectives or constraints. The buy discipline follows three distinct steps: (1) An analysis of the profitability and financial strength of a company; (2) Scoring and ranking of other factors; and (3) Overall assessment of the company and their opportunities for growth. The sell discipline is a function of the quantitative scoring and ranking process. Any security falling below the 40th percentile is sold in favor of a more highly ranked security chosen from the top 20th percentile of the strategy’s universe.

WEDGE Capital Management L.L.P.

    WEDGE Capital Management L.L.P. (“WEDGE”) employs a series of models to analyze the largest 1,000 companies traded in the U.S. and identify undervalued stocks that are beginning to show visible signs of life. The models derive from the firm’s extensive experience as an investment manager, a wide range of academic and industry findings, and intensive testing prior to their implementation. By using models, the decisions to buy, hold or sell stocks are unemotional in nature. WEDGE employs unique factors to each sector, recognizing that the factors that are most productive in selecting undervalued stocks vary from one sector to another. All buy, hold and sell decisions determined by the model are reviewed by WEDGE’s analytical staff with a primary focus on the accuracy of the data and any current developments that might alter the quantitative analysis. WEDGE will not, however, over-ride the model with subjective judgment.

PRINCIPAL RISKS OF INVESTMENT

Although stocks have a history of long-term growth, they fluctuate in price. Prices go up or down based on changes in a company’s financial condition and results of operations as well as factors related to the economy; such fluctuations can be pronounced. Changes in the value of the Fund’s investments will result in changes in the value of the Fund’s shares, thus affecting the Fund’s total return to investors. You could lose money on your investment in the Fund.

Stock Market/Equity. The Fund invests in stocks that are traded on stock markets. The Fund’s stock holdings may decline in value because of changes in price of a particular stock or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons which directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer's goods or services. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer's debt securities and preferred stock take precedence over the claims of common stockholders.

American Depository Receipts.  The Fund may invest in American Depository Receipts ("ADRs"), which generally are securities issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security.  ADRs are traded in the U.S. markets and denominated in U.S. dollars, but they are subject to risks associated with direct investments in foreign securities because the values of ADRs depend on the performance of the non-dollar denominated underlying foreign securities.  As a result, any investment by the Fund in ADRs is subject to currency, political, economic and social risks that are not usually associated with common stocks of U.S. companies.

Dual Strategy and Market Cycles. Different types of stocks (such as growth stocks and value stocks) may shift in and out of favor depending on market and economic conditions. As a result, the performance of the growth-stock portion of the Fund’s portfolio may be higher or lower than the value-stock portion of the Fund’s portfolio and vice versa. The Fund’s dual strategy may potentially limit the downside risk of the Fund, but it may also produce more modest gains over the long run than a single investment strategy would.

Growth Stocks. There is a risk that a stock selected for its growth potential will not perform as expected and its price will decline or will not increase.

Value Stocks. A value stock may never reach what the value sub-advisors believe is its full value, or it may not have been undervalued when purchased. Large company value stocks tend to be less volatile than smaller cap stocks because large companies often have the resources to withstand adverse conditions; however, they may also be slower to react to change.

Large Capitalization.  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain the high growth rates during periods of economic expansion.

Income. The ability of the Fund’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. If earnings of companies in which the Fund invests are not achieved and dividends are reduced or discontinued, distributions to shareholders from the Fund may drop as well.

6

PORTFOLIO MANAGEMENT
Investment Advisor

     American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, OK 73106, is the Fund’s investment advisor. American Fidelity Assurance Company is an Oklahoma stock life insurance company and is registered as an investment advisor under the Investment Advisers Act of 1940. American Fidelity Assurance Company was the investment advisor of the Fund’s predecessor from 1968 through 1998.

    American Fidelity Assurance Company is responsible for running all of the operations of the Fund, except for those subcontracted to the Fund’s sub-advisors, custodian and pricing service. Pursuant to an investment advisory agreement, the Fund pays American Fidelity Assurance Company a management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of the Fund. The fee is payable monthly.

American Fidelity Assurance Company has engaged sub-advisors to manage the Fund’s investment portfolio and pays the related sub-advisory fees. The Fund’s sub-advisors make the day-to-day decisions to buy and sell securities for the Fund, subject to the Fund’s investment policies and any additional restrictions set forth in the sub-advisor’s sub-advisory agreement with the Fund. Each sub-advisor also is subject to the authority of American Fidelity Assurance Company and the Fund’s board of directors. Each sub-advisor manages a portion of the Fund’s portfolio using its own investment strategy to achieve the Fund’s investment goals.

   Renaissance and WEDGE have served as sub-advisors to the Fund since October 2005. The Fund retained BM&O as a sub-advisor, effective April 30, 2010, and hired Boston as a sub-advisor, effective May 1, 2013. Prior to May 1, 2013, the Fund’s assets that are currently managed by Boston Advisors were managed by Quest Investment Management, Inc. (“Quest”), beginning April 30, 2010.

    The Fund’s board of directors reviews and must approve annually the investment advisory agreement with the Fund’s investment advisor and the sub-advisory agreements with the sub-advisors. The Fund’s annual report to shareholders for the period ending December 31, 2012 provides additional information regarding the basis for the Fund’s board of directors approving the investment advisory agreement with American Fidelity Assurance Company and the sub-advisory agreements with the sub-advisors.

Sub-Advisory Fees

    The exemptive order discussed above that the Fund received from the SEC exempts the Fund from the requirement that it disclose separately the fees that the Advisor pays to each of the Fund’s sub-advisors. The exemptive order permits the Fund to disclose (as both a dollar amount and as a percentage of net assets) the aggregate fees paid to the Fund’s four sub-advisors, none of which is an affiliate. If the Fund hires an affiliated sub-advisor in the future, the Fund will provide separate disclosure of fees paid to the affiliated sub-advisor.

    The aggregate fees paid to the sub-advisors by American Fidelity Assurance Company in 2012 in connection with the sub-advisors’ services to the Fund was $769,566, which represents 0.46% of the Fund’s average net assets for that period. The Fund’s investment advisor, American Fidelity Assurance Company, pays the sub-advisory fees on behalf of the Fund. If Boston Advisors had been a sub-advisor to the Fund during 2012 in lieu of Quest then AFA would have paid the sub-advisors $758,936 (0.45% of the Fund's net assets).

    The Fund’s annual report to shareholders for the period ending December 31, 2012 provides additional information regarding the basis for the board of directors approving the sub-advisory agreements.

Sub-Advisors

    Beck, Mack & Oliver LLC, 360 Madison Avenue, New York, New York 10017, is an independently operated investment management firm established in 1931. BM&O has been a sub-advisor to the Fund since April 30, 2010. The firm manages approximately $4.7 billion in assets for individuals, trusts, endowments, foundations, and corporate pension plans. BM&O is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940. Mr. Zachary Wydra, Partner/Portfolio Manager, is primarily responsible for day-to-day management of the portion of the Fund allocated to BM&O. Mr. Wydra has 15 years of investment experience, has served as a portfolio manager since 2005, and was admitted to BM&O’s partnership in 2007. Prior to joining BM&O, Mr. Wydra served as an analyst at Water Street Capital and as an associate at Graham Partners, a private equity firm. Mr. Wydra is a 1994 graduate of Brown University, earned an M.A. from Columbia University in 1995 and an M.B.A. from the University of Pennsylvania in 2003. The Fund’s Statement of Additional Information provides additional information about Beck, Mack & Oliver’s compensation structure, other accounts managed by BM&O, and BM&O’s ownership, if any, of securities in the Fund.

7

   Boston Advisors, LLC,  One Liberty Square, Boston, Massachusetts 02109 is an independently operated investment management firm established in 1982.  Boston Advisors manages $2.3 billion in assets, as of December 31, 2012, for institutional clients, mutual funds, individuals, trusts, endowments, foundations and pension plans.  Boston Advisors is registered with the SEC as an investment advisor under the 1940 Investment Advisers Act.  Mr. Douglas Riley, VP and Portfolio Manager, and Mr. Michael J. Vogelzang, CFA, are primarily responsible for the day-to-day management of the portion of the Fund allocated to Boston Advisors.  Mr. Riley has over 25 years of investment experience and has served as a Portfolio Manager with Boston Advisors since 2002. Prior to joining the Adviser, Mr. Riley was a Portfolio Manager with Babson-United Investment Advisors, Inc. Mr. Riley earned a BA from Emory University in 1988 and a MBA from Northeastern University in 1996.  Mr. Riley also holds the Chartered Financial Analyst designation.   Mr. Vogelzang has over 25 years of investment experience and has served as President and Chief Investment Officer of Boston Advisors since 1997.  Prior to joining the Adviser, Mr. Vogelzang was a Senior Vice President and Portfolio Manager at Freedom Capital Management. Mr. Vogelzang earned a BA from Calvin College and attended the Boston University Graduate School of Management.  Mr. Vogelzang also holds the Chartered Financial Analyst designation.  The Fund’s Statement of Additional Information provides additional information about Boston Advisors’ compensation structure, other accounts managed by Boston Advisors, and Boston Advisors ownership, if any, of securities in the Fund.

    The Renaissance Group LLC, 50 East RiverCenter Boulevard, Suite 1200, Covington, Kentucky 41011, is an independently operated investment management firm that provides management services to individuals, investment companies, pension funds, charitable organizations, corporations, and government entities. Renaissance has been a sub-advisor to the Fund since 2005. Michael E. Schroer, Managing Partner and Chief Investment Officer of Renaissance, is primarily responsible for day-to-day management of the portion of the Fund portfolio managed by Renaissance. Mr. Schroer has 30 years of investment experience and has been with Renaissance since 1984. Mr. Schroer supervises the management and direction of Renaissance’s investment research efforts as well as determining overall portfolio strategy. Mr. Schroer is a 1980 graduate of the University of Cincinnati and earned a Master’s degree from the Indiana Graduate School of Business in 1982. He was also awarded the Chartered Financial Analyst designation in 1985. The Fund’s Statement of Additional Information provides additional information about Renaissance’s compensation structure, other accounts managed by Renaissance, and Renaissance’s ownership, if any, of securities in the Fund.

    WEDGE Capital Management L.L.P., 301 South College Street, Suite 2920, Charlotte, North Carolina 28202-6002, is an independently operated investment management firm that provides management services to investment companies, pension funds, charitable organizations, corporations, and government entities. WEDGE has been a sub-advisor to the Fund since 2005. WEDGE applies a team approach to the management of the Fund, relying both on quantitative models as well as investment professional input. John Norman, Richard Wells and Andrei Bolshakov, CFA, are the team members principally responsible for supervising Fund assets. John Norman joined WEDGE in 2004 and has 21 years of investment experience. Mr. Norman received his Bachelor of Business Administration – Finance from The College of William and Mary. Richard Wells has 29 years of investment experience and joined WEDGE in 2011. Mr. Wells received his Bachelor of Science degree with a concentration in Finance from Virginia Commonwealth University. Andrei Bolshakov, CFA, who has been with WEDGE since 2006, is responsible for quantitative research and has 15 years of investment experience. Mr. Bolshakov completed a three-year program of studies at Moscow Institute of Physics and Mathematics, earned a Master of International Business at the Ural State University of Economics, as well as a Master of Business Administration at the Darla Moore School of Business and the University of South Carolina, and received a PhD-level degree in Economics and Mathematical Modeling from the Russian Academy of Science. The Fund’s Statement of Additional Information provides additional information about WEDGE’s compensation structure, other accounts managed by WEDGE, and WEDGE’s ownership, if any, of securities in the Fund.

FUND  OPERATIONS

Buying and Selling Shares

You cannot buy shares of the Dual Strategy Fund directly. You may invest indirectly in the Fund by purchasing a variable annuity contract or by participating in a variable annuity contract offered through your employer’s retirement plan. The variable annuity contracts that offer the Dual Strategy Fund as an investment option are issued by insurance company separate accounts, which buy the Fund’s shares based on the investment instructions from participants in the variable annuities.

    To meet various obligations under the variable annuity contracts, the separate accounts may sell the Fund’s shares to generate cash. For example, a separate account may sell the Fund’s shares and use the proceeds to pay a contract owner or participant who has requested a partial withdrawal or cancelled a contract.

Redemption of Shares

Generally, the Dual Strategy Fund will redeem its shares in cash on the next business day after receiving a request for redemption from an insurance company separate account. The Fund may, however, suspend redemption and delay the redemption payment date for any period during which (1) the New York Stock Exchange is closed, other than customary weekends or holidays, (2) trading on the New York Stock Exchange is restricted by the SEC, (3) the SEC has determined that an emergency exists and, as a result, it is not reasonably practical for the Fund to dispose of securities or fairly determine the value of its net assets, or (4) the SEC issues an order permitting suspension or delay for the protection of shareholders. The date on which you receive payment for any shares redeemed may depend on the redemption policy of the separate account that issued your variable annuity contract.

8

Pricing Shares

    The price of the Fund’s shares is based on net asset value. The Fund’s net asset value is determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., Eastern Time. The Fund will not value its portfolio securities on the days on which the New York Stock Exchange is closed for trading or on days that American Fidelity Assurance Company is closed, as scheduled. The days on which American Fidelity Assurance Company is scheduled to be closed this year when the New York Stock Exchange is open are (1) the Friday after Thanksgiving, and (2) Christmas Eve. Additionally, American Fidelity Assurance Company may be closed on days on which an emergency exists, as determined by the SEC, that disables American Fidelity’s operations. In instances when the New York Stock Exchange is open, but AFA is closed due to inclement weather or other emergency, as determined by the SEC, the Fund will price purchase and redemption orders on the day the order is actually received, unless the Fund is unable to segregate orders received on the emergency closed date from the orders received on the next day the Fund is open for business. If the orders cannot be segregated, orders received on a day when AFA is closed for an emergency will receive the next price calculated after AFA’s operations resume.

    The Fund calculates its net asset value per share by dividing the total value of its net assets by the number of its shares outstanding. A person who deposits money with an investing separate account before 4:00 p.m., Eastern Time, on a regular trading day will pay that day’s net asset value per share for the investment in the Dual Strategy Fund.

    The Fund’s investments are valued based on market value quotations, when available. Investments in corporate stocks are valued by Interactive Data Services. Securities for which quotations are not available from Interactive Data Services are valued at the quotation obtained from Bloomberg LP. In the unlikely event that market quotations are not readily available from either of these sources on a day on which the New York Stock Exchange and American Fidelity Assurance Company are open for business, one or more of the Fund’s officers will consult with the Fund’s investment advisor and sub-advisors to determine an estimated fair value of the security, which good faith determination will be approved by the Fund’s board of directors. This process is called “fair value pricing.” Short-term debt securities having remaining maturities of less than one year are valued by the amortized cost method, which approximates market value.

    Because the Fund (1) invests solely in securities that are listed on a domestic exchange and frequently traded, and (2) calculates its NAV (net asset value) as of the time the exchange typically closes, it will not be necessary for the Fund to rely on fair value pricing unless a significant event has occurred. Instances that might require the Fund to use fair value pricing include events, such as trading in a particular portfolio security halting during the day and not resuming prior to the Fund’s NAV calculation. In the unusual event that the Fund engages in fair value pricing, the effect will be to eliminate certain unfair opportunities that may be available to market timers when existing market quotations for one or more portfolio securities are not reliable as the result of extraordinary circumstances that have impacted the market, but to which the market has not had the opportunity to adjust itself through the ordinary course. Fair value pricing may result in a NAV that is different from that based on market quotations.

FREQUENT PURCHASES AND REDEMPTIONS

    Market timing policies are designed to address the excessive short-term trading of investment company securities that may be harmful to the long-term shareholders. Because the Dual Strategy Fund’s shares are sold only through variable annuity contracts issued by insurance company separate accounts, the Fund is dependent on the separate accounts for policies that relate to frequent purchases and redemptions. The Fund’s Board of Directors has adopted the separate accounts’ policies and procedures on behalf of the Fund. As part of the Fund’s disclosure controls and procedures, each of the separate accounts will certify annually to the Fund that the separate account is in compliance with its policies and procedures. The Fund does not have any arrangements with any person or entity to permit frequent purchases and redemptions of the Fund’s shares, and it does not foresee circumstances in which it would elect to accommodate frequent purchases and redemptions of its shares by its shareholders.

    Although market timing techniques, such as frequent purchases and redemptions, are generally not illegal, the Fund is aware that successful market timers may, in some circumstances, make profits at the expense of passive shareholders who engage in various long-term or passive investment strategies. For example, participants may attempt to use market timing strategies in connection with a separate account that includes a cash annuity account option by switching back and forth between the cash annuity account and the other available variable options. Frequent purchases and redemptions by shareholders pose certain risks to the Fund’s other shareholders. Market timing can make it difficult for the Fund to manage its portfolio investments. Frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs and affect performance.

The separate accounts that offer the Dual Strategy Fund as an investment option have adopted some or all of the following restrictions to deter frequent purchases and redemptions:

●	Limit the number of free transfers.
●	Assess transfer fees and withdrawal fees.
●	Restrict a participant’s ability to invest in certain investment options.
●	Reserve the right to end, suspend or change a participant’s ability to transfer assets between investment options (where allowed by state law).

9

Additionally, the separate accounts each have a policy against accepting telephone transactions, thus diminishing participants’ ability to use market timing strategies. The separate accounts also require personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions, walk-in withdrawals and transfer requests received by electronic means. This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review. The Fund also has a Shareholder Information Agreement (22c-2 agreement) in place with its investment advisor, American Fidelity Assurance Company (“AFA”), which requires AFA to deliver to the Fund certain identification information about the Fund’s beneficial owners, upon request, if the Fund suspects that market timing techniques are employed.

The Fund’s Board of Directors may inspect/audit the separate accounts’ policies and procedures regarding market timing at any time without warning. Pursuant to its participation agreements with the separate accounts, the Fund’s Board of Directors may refuse to sell shares of the Fund to a person and may suspend or terminate the offering of shares if such action is, in the sole discretion of the Board of Directors, necessary in the best interests of the shareholders of the Fund. Relying on this discretionary authority, the Fund’s Board may cause the Fund to reject, limit, delay or impose other conditions on exchanges or purchases; it also may close or otherwise limit a shareholder’s account based on a history of frequent purchases and redemptions of the Fund’s shares. Although the Board may exercise its discretion on a case-by-case basis, the Fund anticipates applying its policies regarding frequent purchases and redemptions uniformly in all cases, absent exceptional circumstances, including uniform application to trades that occur through omnibus accounts at any intermediaries. Because the Fund’s investment advisor also is the depositor of the separate accounts that currently offer the Fund as an investment option, communication between the Fund and the separate accounts is on-going, making it easier for the Fund and the separate accounts to coordinate with one another to monitor market timing.

DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

The Dual Strategy Fund intends to distribute substantially all of its net investment income and capital gains to American Fidelity Assurance Company through American Fidelity Assurance Company’s separate accounts, the Fund’s only shareholders of record. The Fund pays dividends annually and reinvests the proceeds in additional shares of the Fund at net asset value per share. Distributions of any net realized capital gains are made at least annually.

Tax Information

Since the Fund’s shareholders are the separate accounts, which act through the insurance company that issued your variable annuity contract, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to you, the policyholder. For this information, you should consult the prospectus of the separate account and read the discussion of the federal income tax consequences to variable annuity contract owners.

LEGAL PROCEEDINGS

Neither the Fund nor its investment advisor, sub-advisors or underwriter is a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of the advisor, sub-advisor or underwriter to perform in accordance with its agreement with the Fund.

10

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five years. Certain information reflects financial results for a single accumulation unit of the Fund. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Total return and ratio of expenses for the Fund include only the Fund’s management fee. This information does not reflect insurance contract charges and expenses that may be incurred at the separate account level. The total return would be lower if the separate account charges were reflected in the financial highlights.

The Financial Highlights provided below and the 2012 financial statements of Dual Strategy Fund have been audited by KPMG LLP. The 2012 financial statements are included in the Fund’s Statement of Additional Information, accompanied by KPMG’s report. The Fund’s Statement of Additional Information is available upon request.

	Dual Strategy Fund Years Ended December 31
	2012	2011	2010	2009	2008
Per Share Data (1):
Net investment income	$ 0.15	0.12	0.10	0.11	0.14
Net realized and unrealized gains (losses) from securities	1.49	(0.11)	1.52	1.65	(4.88)
	1.64	0.01	1.62	1.76	(4.74)
Distributions – investment income	(0.12)	(0.10)	(0.12)	(0.13)	(0.16)
Distributions – capital gains	0.00	0.00	0.00	0.00	(0.27)
Net increase (decrease) in net asset unit value	1.52	(0.09)	1.50	1.63	(5.17)
Net asset unit value, beginning of period	10.08	10.17	8.67	7.04	12.21
Net asset unit value, end of period	11.60	10.08	10.17	8.67	7.04
Net assets outstanding, end of period	$170,287,371	157,266,074	166,114,804	147,268,249	119,218,457

Ratios:
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.36%	1.09%	1.11%	1.46%	1.39%
Portfolio turnover rate	66.24%	69.91%	102.34%	135.04%	84.35%
Total return (2)	16.38%	0.06%	18.73%	25.01%	(38.60%)
(1) Per share calculations were performed using the average shares outstanding method.
(2) Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund’s shares

11

FOR MORE INFORMATION

By telephone Call: 1.800.662.1106
By E-mail Send your request to:
va.help@af-group.com

On the Internet: Although the Fund does not maintain an internet website, important Fund documents, including the Fund’s Statement of Additional Information and its annual and semi-annual reports to shareholders, can be viewed online or downloaded from the SEC’s web site: http://www.sec.gov

By mail Write to: American Fidelity Dual Strategy Fund, Inc.® P. O. Box 25520 Oklahoma City, OK 73125-0520
Additional information about the Fund is available, free upon request by contacting us, as set forth above. Upon request, we will provide the following:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The Fund’s annual report to shareholders includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more details about the Dual Strategy Fund and its policies. A current Statement of Additional Information is on file with the SEC and is incorporated by reference into this prospectus.

    You may also obtain information about the Fund, including the Statement of Additional Information, by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending your request to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request to publicinfo@sec.gov.

SEC file number: 811-08873
American Fidelity Dual Strategy Fund, Inc.®

OF STATEMENT OF ADDITIONAL INFORMATION

Introduction	2
Investment goals and policies	2
Management	3
Investment advisory services	4
Governance policies	8
The Fund’s portfolio	9
Capital stock	9
Federal tax matters	10
Service providers	11
Financial statements	11
Sub-advisors’ proxy voting policies:
Appendix A – Beck, Mack & Oliver LLC
Appendix B – Boston Advisors, LLC
Appendix C – The Renaissance Group LLC (DBA Renaissance Investment Management)
Appendix D – WEDGE Capital Management L.L.P.

12

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.®
STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013

This Statement of Additional Information is not a prospectus, but it relates to the prospectus of American Fidelity Dual Strategy Fund, Inc.® dated May 1, 2013. You may get a free copy of the prospectus or Dual Strategy Fund’s most recent annual and semi-annual reports by contacting Dual Strategy Fund by mail, telephone or e-mail.

write to us at:	call us at:	e-mail us at:
P.O. Box 25520 Oklahoma City, OK 73125-0520	1.800.662.1106	va.help@af-group.com

Page

Introduction	2
Investment goals and policies	2
Management	3
Investment advisory services	4
Governance policies	8
The Fund’s portfolio	9
Capital stock	9
Federal tax matters	10
Service providers	11
Financial statements	11
Sub-advisors’ proxy voting policies:
Appendix A – Beck, Mack & Oliver LLC
Appendix B – Boston Advisors, LLC
Appendix C – The Renaissance Group LLC (DBA Renaissance Investment Management)
Appendix D – WEDGE Capital Management L.L.P.

INTRODUCTION

American Fidelity Dual Strategy Fund, Inc.® (“Dual Strategy Fund” or “the Fund”) is an open-end, diversified, management investment company established as a Maryland corporation on March 18, 1998. Dual Strategy Fund is the successor to American Fidelity Variable Annuity Fund A, which was a separate account of American Fidelity Assurance Company that managed its own investment portfolio. The original inception date for Variable Annuity Fund A was January 1, 1970. Variable Annuity Fund A was converted from a management investment company into a unit investment trust identified as “Separate Account A.” Separate Account A became effective January 1, 1999, and the assets of Variable Annuity Fund A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund.

Shares of Dual Strategy Fund are offered only to investment company separate accounts established by insurance companies to fund variable annuity contracts.

American Fidelity Assurance Company serves as Dual Strategy Fund’s investment advisor. American Fidelity Assurance Company has engaged Beck, Mack and Oliver LLC, Boston Advisors, LLC, The Renaissance Group LLC, and WEDGE Capital Management L.L.P. to serve as sub-advisors to Dual Strategy Fund and provide day-to-day portfolio management for Dual Strategy Fund.

INVESTMENT GOALS AND POLICIES

Investment Goals

Dual Strategy Fund’s primary investment goal is long-term capital growth. Its secondary investment goal is to generate current income.

Fund Policies

Fundamental Investment Policies

Dual Strategy Fund has adopted the fundamental investment policies listed below. These policies cannot be changed without approval by the holders of a “majority of the outstanding voting securities” of Dual Strategy Fund. A “majority of the outstanding voting securities” under the Investment Company Act of 1940, means the lesser of (i) 67% or more of the outstanding voting securities of Dual Strategy Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of Dual Strategy Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of Dual Strategy Fund.

(1)  Dual Strategy Fund will not invest more than 5% of the value of its assets in securities of any one issuer, except obligations of the U.S. Government and instrumentalities thereof.

(2)  Dual Strategy Fund will not acquire more than 10% of the voting securities of any one issuer.

(3)  Dual Strategy Fund will not invest more than 25% of the value of its assets in any one industry.

(4)  Dual Strategy Fund will not borrow any money except that it reserves the right to borrow from banks for emergency purposes, provided that such borrowings do not exceed 5% of the value of its assets and that there always will be asset coverage of at least 300% for all outstanding borrowings of Dual Strategy Fund.

(5)  Dual Strategy Fund will not act as an underwriter of securities of other issuers, except to the extent that Dual Strategy Fund might be construed to be a statutory underwriter by virtue of its investment in restricted securities.

(6)  Dual Strategy Fund will not invest more than 10% of the value of its assets in real estate (including shares of real estate investment trusts), securities for which there is no established market, or securities (including bonds, notes or other evidences of indebtedness) which are not readily marketable without registration under federal or state securities laws.

(7)  Dual Strategy Fund will not effect the purchase of commodities or commodity contracts.

(8)  Dual Strategy Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

(9)  Dual Strategy Fund will not make any loans except through the acquisition of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors, whether or not publicly distributed.

(10)  Dual Strategy Fund will not invest in the securities of a company for the purpose of exercising management or control.

(11)  Although it is not intended that investments be made in securities of other investment companies, Dual Strategy Fund may make investments in money market funds up to a maximum of 10% of its assets, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

(12)  Dual Strategy Fund will only invest in repurchase agreements in the top thirty-five U.S. banks, by deposits, that are rated at least “B/C” by Keefe, Bruyette, Woods, a national bank rating agency, or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and Dual Strategy Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

(13)  Dual Strategy Fund will not effect the short sales of securities.
(14)  Dual Strategy Fund will not make purchases on margin, except for such short-term credits as are necessary for the clearance of transactions.
(15)  Dual Strategy Fund will not make investments in high-yield or non-investment grade bonds.
(16)  Dual Strategy Fund will limit its investments in the equity securities of foreign issuers to American Depository Receipts, other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Dual Strategy Fund will not invest more than 35% of its assets in foreign issuers. In addition, Dual Strategy Fund will not invest more than 20% of its assets in issuers of any one foreign country. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the value of assets will not constitute a violation of that restriction.

Non-Fundamental Investment Policies

Dual Strategy Fund has also adopted the following non-fundamental investment policies. These policies may be changed by the board of directors without shareholder approval.

(1)  Dual Strategy Fund should generally conform to the issuer guidelines noted below at the time of purchase:

•	A minimum market capitalization of $1 billion,
•	Audited financial statements for at least three years of operation, and
•	$50 million or more in stockholders’ equity.
(2)  Although Dual Strategy Fund does not intend to engage to a large extent in short-term trading, it may make investments for the purpose of seeking short-term capital appreciation.

Policy re: Senior Securities

The Fund’s Board of Directors has not adopted a policy regarding issuing senior securities because the Fund’s Articles of Incorporation authorizes the issuance of common stock only; it does not authorize the issuance of any security senior to the common stock. Approval of two-thirds of the outstanding shares of the Fund would be necessary to amend the Fund’s Articles of Incorporation.

Temporary Investments

A sub-advisor may determine that pursuing its investment strategy is inconsistent with the best interest of Dual Strategy Fund’s shareholders as a result of current market and economic conditions. In this case, for temporary defensive purposes, the Fund’s sub-advisors may invest the Fund’s assets in securities which are a direct obligation or guaranteed by the United States government and bonds, notes or other evidences of indebtedness, issued publicly or privately, of a type customarily purchased for investment by institutional investors.

MANAGEMENT
Directors and Officers

Information about the Fund’s directors and officers is set forth below. The Fund is not part of a fund complex, and the positions described in the “Positions(s) Held with Fund” column below pertain only to the Dual Strategy Fund. The Fund’s Board of Directors is responsible for overseeing the Fund’s management, including establishing and supervising the Fund’s investment goals and policies, reviewing and approving the Fund’s contracts and other arrangements, and monitoring the Fund’s performance and operations. The Fund’s officers supervise daily business operations.

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Position(s) with Affiliates;	Other Directorships
Officers, Interested Directors (2)
Robert D. Brearton, 63	Executive Vice President and Principal Financial Officer		Executive Vice President, Chief Financial Officer, Treasurer, American Fidelity Corporation; Executive Vice President, Chief Financial Officer, Treasurer, American Fidelity Assurance Company	N/A
David R. Carpenter, 62	Chairman, President (Principal Executive Officer), Secretary, and Director	Since May 2006	Executive Vice President, American Fidelity Corporation; President, Chief Operations Officer, American Fidelity Assurance Company; Chairman, Chief Executive Officer, American Fidelity Securities, Inc.	None
Stephen P. Garrett, 68	General Counsel	Since June 2, 2004	Senior Vice President, General Counsel, Secretary, American Fidelity Corporation; Senior Vice President, General Counsel, Secretary, American Fidelity Assurance Company	N/A
Christopher T. Kenney, 44	Assistant SEC Compliance Officer	Since February 2008
Deputy General Counsel, American Fidelity Corporation; Vice President, Assistant SEC Compliance Officer, American Fidelity Assurance Company; President, Chief Operations Officer, Secretary, American Fidelity Securities, Inc.
N/A
David M. Robinson, 56	Chief SEC Compliance Officer	Since February 2012
Assistant Vice President, American Fidelity Corporation; Chief SEC Compliance Officer, American Fidelity Assurance Company; Assistant Vice President and Chief Compliance Officer, American Fidelity Securities, Inc.
N/A
Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Position(s) with Affiliates;	Other Directorships
Independent Directors
Jo Ann Dickey, CIA, CFSA, 72 12346A N. May, #245 Oklahoma City, OK 73120	Director	Since October 2006(4)	Retired (2006) Senior Vice President – Internal Audit, American Fidelity Corporation	None
Mark H. McCubbin, 56 5310 N.W. 5th Street Oklahoma City, OK 73127	Director	Since March 2007(4)	Chief Executive Officer, McCubbin Hosiery, LLC	None
G. Rainey Williams, Jr., 52 5400 North Grand, Ste 200 Oklahoma City, OK 73112	Director	Since March 1998(3)(4)	President and Chief Operating Officer, Marco Holding Corporation	Director, BancFirst Corporation

(1) Unless otherwise indicated, address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106, and age is as of December 31, 2012.
(2) “Interested person” of Dual Strategy Fund under Section 2(a)(19) of the Investment Company Act of 1940 due to position as officer of the Fund.
(3) Officer and/or member of Dual Strategy Fund Board of Directors since the Fund’s establishment in March 1998; previously officer and/or member of Board of Managers of Variable Annuity Fund A, the Fund’s predecessor.

(4) Pursuant to Dual Strategy Fund’s Bylaws and the General Corporation Law of Maryland, the Fund’s directors may serve without re-election until a majority of the Board’s members serve by appointment, or otherwise are not elected by the Fund’s shareholders.

The Dual Strategy Fund’s Chairman of the Board is an interested person of the Fund. Each of the Fund’s three independent directors is active in Board matters, but the Fund does not have a “lead” independent director. Given the relatively small size of the Fund and its uncomplicated structure, the Fund believes that its leadership structure is appropriate, particularly in light of the fact that three of the four members of the Board of Directors are independent. The Board administers its oversight function at quarterly meetings and by maintaining open channels of communication with the Fund’s Chairman of the Board and other officers. The effect on the Board’s leadership structure is that, in effect, the independent directors run the Board and the Fund, regardless of who serves as the Chairman of the Board.

Dual Strategy Fund’s Board of Directors has established an audit committee to consider and recommend independent auditors, review significant accounting policies and annual financial statements, and review and make recommendations regarding internal controls and financial reporting practices. In 2012, the audit committee members were JoAnn Dickey and Mark H. McCubbin. The committee met two times in 2012.  The current committee members are Jo Ann Dickey, Mark H. McCubbin and G. Rainey Williams, Jr.

The Board of Directors believe that each of the Directors should serve on the Board because their business and professional backgrounds indicate that they have the ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. Certain of these business and professional experiences are set forth in detail in the table above. The Board of Directors has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills. The information provided below, and above, is not all-inclusive. Many of the qualifications and attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Jo Ann Dickey’s years of internal audit experience make her a valued member of the Board. Her familiarity with audit matters and her attention to detail are invaluable to the Board and the Fund’s management.  Ms. Dickey is a Certified Internal Auditor and a Certified Financial Services Auditor.

Mark H. McCubbin’s experience as a chief executive officer have given him the experience and skills that qualify him as a director of the Fund. His leadership skills and decision-making ability bring a valued skill set to the Board of Directors.

G. Rainey Williams, Jr.’s investment experience and experience as a Board member of a publicly traded banking corporation qualify him to serve as a director of the Fund. His insight into investment matters has been very important in Board discussions relevant to the Fund’s performance, its sub-advisors and other investment-related matters.

David R. Carpenter, the sole interested director, is a long-time member of the American Fidelity team and brings to the Board both years of business experience and years of historical knowledge about the Fund and its investment advisor, as a whole.

No officer or director of Dual Strategy Fund or American Fidelity Assurance Company receives any remuneration from Dual Strategy Fund. Members of Dual Strategy Fund’s Board of Directors who are not employees of American Fidelity Assurance Company receive a $6,000 annual retainer and also receive a fee of $750 for each board meeting and compliance meeting attended. Members of the Audit Committee also receive $750 for each audit committee meeting attended.  The table below sets forth the compensation paid to the Fund's directors during 2012.

Name; Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Interested Directors
David R. Carpenter, Chairman, President (Principal Executive Officer), Secretary and Director	None	None	None	None
Independent Directors
Jo Ann Dickey, Director	$11,250	None	None	$11,250
Mark H. McCubbin, Director	$10,500	None	None	$10,500
G. Rainey Williams, Jr., Director	$10,500	None	None	$10,500

Control Persons and Principal Holders of Securities

A shareholder that owns more than 25% of Dual Strategy Fund’s voting securities (shares) may be deemed to be a “control person,” as defined in the Investment Company Act of 1940, of Dual Strategy Fund. A shareholder that owns more than 5% of Dual Strategy Fund’s shares may be deemed to be a “principal holder,” as defined in the Investment Company Act.

    As of April 15, 2013 , American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C are the only shareholders of record of Dual Strategy Fund, holding 67%, 31% and 2%, respectively, of the Fund's voting securities.  Because Separate Accounts A and B own more than 25% of the Fund's securities, each of them may be deemed to be a control person of the Fund.  American Fidelity Assurance Company, an Oklahoma life insurance company ("AFA"), holds the Separate Accounts' assets in its name of behalf of the Separate Accounts.  As such, AFA also may be deemed to be a control person of the Fund.

    With regard to matters on which the Fund's shareholders are entitled to vote, AFA votes the shares held by each of the Separate Accounts in proportion with the instructions it receives from the Fund's beneficial owners.  None of the Fund's beneficial owner owns more than 5% of the Fund's equity securities, and none of the Fund's shares are beneficially owned by the officers and directors of the Fund.

    AFA is wholly owned by American Fidelity Corporation, a Nevada corporation, which is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership ("CELP").  William M. Cameron and Lynda L. Cameron each owns 50% of the common stock of Cameron Associates, Inc., the sole general partner of CELP.  The address of each of the foregoing entities is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

INVESTMENT ADVISORY SERVICES

The following information supplements and should be read in conjunction with the section in Dual Strategy Fund’s prospectus captioned “The Fund’s Advisors.”

Investment Advisor

General

American Fidelity Assurance Company (“AFA”) provides management services and serves as the investment advisor to Dual Strategy Fund pursuant to an Amended and Restated Management and Investment Advisory Agreement (the “Advisory Agreement”). Under the Amended and Restated Advisory Agreement, AFA assumes overall responsibility, subject to the supervision of the Fund’s Board of Directors, for administering all operations of Dual Strategy Fund, including monitoring and evaluating the management of the Fund’s portfolio by the sub-advisors on an ongoing basis. AFA provides or arranges for the provision of the overall business management and administrative services necessary for Dual Strategy Fund’s operations. AFA is also responsible for overseeing the Fund’s compliance with the requirements of applicable law and conformity with Dual Strategy Fund’s investment goals and policies, including oversight of the sub-advisors.

Fees
For its services to Dual Strategy Fund, AFA receives a management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of Dual Strategy Fund. AFA received the fees set forth below during the last three years in connection with the advisory services it provided to the Fund. Asset Services Company, L.L.C. and InvesTrust, N.A., each of which is an AFA affiliate, received the fees set forth below in connection with services they provide to the Fund during the last three years. AFA paid 100% of the Asset Services and InvesTrust fees.

	2012	2011	2010
American Fidelity Assurance Company:	847,326	$827,687	$750,603
Asset Services:	50,472	$ 49,549	$ 44,038
InvesTrust:	46,836	$ 47,256	$ 49,753

AFA supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, stationery, supplies, expenses of printing and distributing prospectuses, reports or sales literature, salaries and other compensation of the Fund’s directors and officers, costs of shareholder reports and meetings, costs of any independent pricing service and any advertising, sub-advisory fees, custodian fees, legal and auditing fees, registration and filing fees, and all ordinary expenses incurred in the ordinary course of business.

Termination

The Fund’s Advisory Agreement with AFA is terminable without penalty, on 60 days’ notice, by the Fund’s Board of Directors or by the vote of the holders of a majority of the Fund’s shares. AFA may not terminate the Advisory Agreement without the approval of a new investment advisory agreement by a majority of the Fund’s outstanding voting securities. The Advisory Agreement will terminate automatically upon an “assignment,” as defined in the Investment Company Act of 1940.

Control of Investment Advisor

American Fidelity Corporation owns 100% of AFA. American Fidelity Corporation is controlled by Cameron Enterprises A Limited Partnership, a family investment partnership (“CELP”). William M. Cameron and Lynda L. Cameron, each an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of CELP.

Sub-Advisors

General

The Fund and AFA have contracted with Beck, Mack & Oliver LLC, Boston Advisors, LLC, The Renaissance Group LLC, and WEDGE Capital Management L.L.P. to serve as sub-advisors and provide day-to-day portfolio investment management services to Dual Strategy Fund.

Fees

AFA pays the sub-advisory fees on behalf of the Fund. All fees are on an annual basis and are a percentage of the value of the Fund’s assets managed by each sub-advisor.

    Renaissance and WEDGE have served as sub-advisors since October 2005.  The Fund retained BM&O as a sub-advisor, effective April 30, 2010, and hired Boston Advisors as a sub-advisor effective May 1, 2013.  Prior to May 1, 2013, the Fund’s assets that are currently managed by Boston Advisors had been managed by Quest Investment Management, Inc. ("Quest") since April 30, 2010.  American Fidelity Assurance Company paid the sub-advisors, in the aggregate, $769,566, $731,784 and $684,016, in connection with the sub-advisors’ services to the Fund during each of the fiscal years ended December 31, 2012, 2011 and 2010, respectively.

Board Approval

The Fund’s annual report to shareholders for the period ending December 31, 2012 provides additional information regarding the basis for the board of directors approving the sub-advisory agreements.

Termination

The sub-advisory agreements will remain in effect from year to year provided such continuance is approved at least annually by Dual Strategy Fund’s Board of Directors, including a majority of the members of the Board of Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting on such approval. The agreements are terminable without penalty, on 30 days notice, by AFA, Dual Strategy Fund’s Board of Directors, or by the vote of the holders of a majority of Dual Strategy Fund’s shares or, upon 30 days notice, by the sub-advisor. Each sub-advisor’s agreement will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940.

BM&O

Control of BM&O

BM&O is owned by current partners of the company. Robert C. Beck has complete ownership control of BM&O.

BM&O Portfolio Managers for the Fund

Zachary Wydra, Portfolio Manager, has 15 years of experience in the investment industry and is responsible for the day-to-day management of the Fund’s portfolio. Mr. Wydra has served as a portfolio manager at BM&O since 2005, and was admitted to the Partnership in 2007. Mr. Wydra performs all the functions related to the management of the portfolio.

Mr. Wydra is also primarily responsible for the day-to-day management of the portfolios at BM&O. The number of other accounts (excluding the Fund) managed by Mr. Wydra within each of the following categories and the total assets in the accounts as of December 31, 2012 managed within each category are:

	Number of Accounts	Assets in Accounts
Registered investment companies	1	$77.7 million
Other pooled investment vehicles	0	0
Other accounts	333	$ 675.4 million

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	0	0

Neither BM&O nor the Fund foresees any material conflict of interest that may arise in connection with Mr. Wydra’s management of the Fund’s investments and the investments of these other accounts. BM&O has adopted policies and procedures to meet the firm’s fiduciary responsibilities and to insure its trading practices are fair to all clients and that no client or account is advantaged or disadvantaged over any other. Regular review and testing of these policies and procedures provides an opportunity to examine the effectiveness of the control procedures and to correct any violations of the policies should they occur. Since BM&O only manages equity assets using a disciplined intrinsic value-style approach, it is improbable that a strategy conflict between the Fund and other of its client accounts would occur.

BM&O does not utilize affiliated broker dealers, nor does it typically purchase securities in initial public offerings.

Regarding the allocation of investment opportunities, orders for securities are aggregated whenever possible. All accounts participating in an executed block receive the average price on all transactions. In the event an aggregated order is only partially filled, shares are randomly allocated across those accounts included in the original order. The Firm’s head trader may, in consultation with portfolio managers, decide to allocate shares of a partially filled order in a different manner if allocating in a different manner results in more equitable treatment across accounts included in the original order. When orders for the same security across multiple accounts include both directed brokerage accounts and non-directed brokerage accounts, the order(s) for the non-directed accounts are executed before those of the directed accounts.

The BM&O portfolio manager for the Fund does not own any equity securities of the Fund.

BM&O is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of BM&O to perform in accordance with its agreement with the Fund.

Compensation Structure of BM&O Portfolio Manager

Mr. Wydra is a partner of BM&O, and he receives distributions from the company representing a percentage of the net profitability of the firm. The compensation of every partner at BM&O is based on their ownership percentage of the firm, in which they receive a percentage of the firm’s net profitability. Each partner’s ownership percentage is reviewed annually in a peer partner review. This review focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future.

Boston Advisors

Control of Boston Advisors
Boston Advisors is an independent, employee controlled investment advisor.  Boston Advisors is majority employee owned and is actively managed by a Management Committee which includes Mr. Michael J. Vogelzang and Mr. Douglas Riley.

Boston Advisors Portfolio Managers for the Fund

The members of the team that are responsible for the management of the Fund are Mr. Michael J. Vogelzang, CFA and Mr. Douglas Riley, CFA.  Mr. Vogelzang is President and Chief Investment Officer of Boston Advisors, has 25 years of experience and has been with Boston Advisors since 1997.  Mr. Douglas Riley is Vice President and Portfolio Manager, has 25 years of experience and has been with Boston Advisors since 2002.

In addition to managing Boston Advisors’ portion of the Fund’s assets, Mssrs. Vogelzang and Riley are also responsible for the day-to-day management of other Boston Advisors accounts.  The number of other accounts (excluding the Fund) managed by each, including and assets in such accounts as of December 31, 2012 is set forth below.

Michael J. Vogelzang, CFA

	Number of Accounts	Assets in Accounts
Registered investment companies	2	$993 million
Other pooled investment vehicles	6	$102 million
Other accounts	163	$454 million

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	0	$0

Douglas Riley, CFA

	Number of Accounts	Assets in Accounts
Registered investment companies	2	$993 million
Other pooled investment vehicles	6	$102 million
Other accounts	10	$117 million

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	0	$0

While Boston Advisors does not perceive any actual conflicts of interest that are material to the Fund, potential conflicts of interest may exist as a result of the Adviser’s management of multiple accounts, allocating investments among such accounts, personal trading activities of the members of the portfolio management team and permissible use of soft dollars.

Boston Advisors manages multiple separately managed accounts for institutional and individual clients (“Accounts”), each of which may have distinct investment objectives and strategies, some similar to the Fund and others different.  At times Boston Advisors may determine that an investment opportunity may be appropriate for only some Accounts or may decide that certain of the Accounts should take differing positions with respect to a particular security.  In these cases, Boston Advisors may place separate transactions for one or more separate Accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one Account over another, including the Fund.  Boston Advisors may receive a greater advisory fee for managing an Account than received for advising the Fund which may create an incentive to allocate more favorable transactions to such Accounts.  Boston Advisors may, from time to time, recommend an Account purchase shares of the Fund. Boston Advisors or its affiliates may buy or sell for itself, or other Accounts, investments that it recommends on behalf of the Fund.  Consistent with its duty to seek best execution, the Adviser selects the broker with whom to execute transactions on behalf of the Fund.  Boston Advisors utilizes soft dollars whereby it may purchase research and services using commission dollars generated by the Fund. Often, the research and services purchased using the Fund’s commissions benefit other Accounts of the Adviser.  Soft dollars may create an actual or perceived conflict of interest whereas the Adviser may have an incentive to initiate more transactions to generate soft dollar credits or may select only those brokers willing to offer soft dollar credits when placing transactions for the Fund.

Boston Advisors has adopted a trade aggregation policy which requires that all clients be treated equitably and compliance policies and procedures.  The trade aggregation policy and compliance policies and procedures are designed to detect the types of conflicts of interest described above.  However, there is no guarantee that such procedures will always detect or prevent every situation in which an actual or perceived conflict of interest may arise.

Compensation Structure of Boston Advisors Portfolio Managers

Boston Advisors’ institutional portfolio managers, with the exception of Michael J. Vogelzang, are compensated with a base salary based on market rate, a bonus, and equity participation. Bonus is based on a percentage of salary subject to the achievement of internally established goals and relative performance of composite products managed by the institutional portfolio manager as measured against industry peer group rankings established by Evestment Alliance. Performance is account weighted, time weighted and evaluated on a pretax, annual basis. Discretionary bonuses may also be given. The method used to determine the portfolio manager’s compensation does not differ with respect to distinct institutional products managed by institutional portfolio managers. Regarding the compensation of Michael J. Vogelzang, as President of the Adviser and largest individual shareholder, his compensation is set by the Board of Directors and is influenced by firm profitability, achieving general investment performance objectives and reaching certain business targets.

Renaissance

Control of Renaissance

Renaissance is directly controlled by Affiliated Managers Group, Inc., which owns 78% of the outstanding voting shares of Renaissance. Additionally, Renaissance is controlled by the firm’s Managing Partners, including Michael Edward Schroer.

Renaissance Portfolio Managers for the Fund

Michael E. Schroer, Managing Partner and Chief Investment Officer of Renaissance, is primarily responsible for day-to-day management of the portion of the Fund’s portfolio managed by Renaissance. Mr. Schroer has 30 years of investment experience and has been with Renaissance since 1984. Mr. Schroer supervises the management and direction of Renaissance’s investment research efforts as well as determining overall portfolio strategy. Prior to his service at Renaissance, Mr. Schroer was a portfolio manager with First of America Bank. Mr. Schroer is a 1980 graduate of the University of Cincinnati and earned a Master’s degree from the Indiana Graduate School of Business in 1982. He was also awarded a Chartered Financial Analyst designation in 1985.

    Mr. Schroer is also primarily responsible for the day-to-day management of the portfolios of other Renaissance accounts. The number of other accounts (excluding the Fund) managed by Mr. Schroer within each of the following categories and the total assets in the accounts as of December 31, 2012 managed within each category are:

	Number of Accounts	Assets in Accounts
Registered investment companies	2	$672.04 million
Other pooled investment vehicles	0	0
Other accounts	260	$1.72 billion

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	0	0

Neither Renaissance nor the Fund foresees any material conflict of interest that may arise in connection with Mr. Schroer’s management of the Fund’s investments and the investments of these other accounts. Actual or potential conflicts may arise in managing the Fund and in managing multiple client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below.

Allocation of Investment Opportunities: If Renaissance identifies a limited investment opportunity that may be suitable for multiple client accounts, the Fund may not be able to take full advantage of that opportunity due to liquidity constraints and other factors. Renaissance has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

Although Renaissance uses the same buy list of securities for all accounts within a strategy, performance of each account may vary due to a variety of factors, including differing account restrictions, tax management, cash flows, and inception dates of accounts within a time period, etc. As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

Allocation of Partially filled Transactions in Securities: Renaissance often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Renaissance is unable to fill an aggregated order completely, but receives a partial fill, Renaissance will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis. Renaissance may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

Opposite (e.g. Contradictory) Transactions in Securities: Renaissance provides investment advisory services for various clients , including the Fund and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any individual client account.

In the course of providing advisory services, Renaissance may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Renaissance is forced to sell a security that is ranked a buy in a model portfolio.

Renaissance has and potentially will purchase publicly traded securities of clients, brokers and vendors. This potential conflict is mitigated by the fact that Renaissance utilizes quantitative models to select potential securities to purchase and only considers purchasing securities which fall into the top quintile of its model portfolio. Securities are sold if they fall out of the top two quintiles of the model portfolio.

Personal Securities Transactions: Renaissance allows its employees to trade in securities that it recommends to clients on an exception basis. These exception transactions may occur at or about the same time that Renaissance is purchasing, holding or selling the same or similar securities or investment products for client account portfolios. The actions taken by such persons on a personal basis may be or be deemed to be, inconsistent with the actions taken by Renaissance for its client accounts. Clients should understand that these activities might create a conflict of interest between Renaissance, its access persons and its clients.

Renaissance employees may also invest in mutual funds and other commingled vehicles that are managed by Renaissance. To address this, Renaissance has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholder’s interests in the Fund).

Compensation: The portfolio manager is a Managing Partner of Renaissance and receives distributions from the firm representing a set percentage of the firm’s revenues. Additionally, each Managing Partner is compensated through a share of the bottom line profits of the firm. Compensation is not based directly on the Fund’s performance or any other incentive arrangements.

The Renaissance Portfolio Managers for the Fund do not own any equity securities of the Fund.

Renaissance is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of Renaissance to perform in accordance with its agreement with the Fund.

Compensation Structure of Renaissance Portfolio Managers

All portfolio managers are Managing Partners or Senior Partners. The Managing Partners and Senior Partners of Renaissance are compensated through two distinct variable incentive compensation mechanisms. The first is tied to their ownership in the firm. All Partners receive dividend distributions which are allocated to the Partners pro rata based upon their respective ownership percentage. The level of dividends is set as a fixed percentage of revenues. The second compensation mechanism is through the sharing of residual profits of the Firm. All residual profits are split between the Managing Partners and Senior Partners. The residual profits of the Firm are equal to its revenues less all dividend distributions, compensation and other operating expenses.

WEDGE

Control of WEDGE

    WEDGE is an independent investment advisor owned by nine general partners who are actively involved in the management of the firm. Ownership interests vary among the partners, with no single partner possessing an ownership percentage greater than 20%.

WEDGE Portfolio Managers for the Fund

WEDGE applies a team approach to the management of the Fund’s assets, relying both on quantitative models as well as investment professional input. John Norman, Richard Wells and Andrei Bolshakov, CFA, are the team members principally responsible for supervising the Fund’s assets. John Norman, Richard Wells and Andrei Bolshakov, CFA, are the Fund’s Portfolio Managers.

John Norman joined WEDGE in 2004 and has 20 years of investment experience. Mr. Norman received his Bachelor of Business Administration – Finance from The College of William and Mary.

Richard Wells joined WEDGE in 2011 and has 29 years of investment experience. Mr. Well received his Bachelor of Science degree with a concentration in Finance from Virginia Commonwealth University.

Andrei Bolshakov, CFA, joined WEDGE in 2006 and has 15 years of investment experience. Mr. Bolshakov completed a three-year program of studies at Moscow Institute of Physics and Mathematics, earned a Masters in International Business at the Ural State University of Economics, as well as a Masters of Business Administration at the Darla Moore School of Business at the University of South Carolina, and received a PhD-level degree in Economics and Mathematics Modeling from the Russian Academy of Science.

In addition to managing WEDGE’s portion of the Fund’s assets, Messrs. Norman, Wells and Bolshakov are also jointly and primarily responsible for the day-to-day management of the portfolios of other WEDGE accounts.

The number of other accounts (excluding the Fund) managed by Messrs. Norman, Wells and Bolshakov within each of the identified categories and the total assets in the accounts as of December 31, 2012 managed within each category is set forth below. None of Messrs. Norman, Wells or Bolshakov manage any of the accounts individually.

	Number of Accounts	Assets in Accounts
Registered investment companies	2	$474 million
Other pooled investment vehicles	0	$0
Other accounts	190	$4.8 billion

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	0	0

During the normal course of managing assets for multiple clients, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. For example, circumstances may arise under which WEDGE determines there is a limited supply or demand for a security. Under such circumstances, where it is not possible to obtain the same price or time of execution for a security purchased or sold for multiple clients’ accounts, WEDGE will allocate shares of the security in accordance with its order allocation procedures. WEDGE’s allocation procedures are designed to distribute shares in a manner that is fair and equitable to all clients over time. Other conflicts of a material nature that are encountered frequently surround security selection, brokerage selection, employee personal securities trading, and proxy voting. To mitigate conflicts of interest in these areas, WEDGE has implemented a series of policies reasonably designed to prevent and detect conflicts when they occur. WEDGE believes its policies combined with the periodic review and testing performed by its compliance professionals, adequately protect the assets of the Fund.

The WEDGE Portfolio Managers for the Fund do not own any equity securities of the Fund.

WEDGE is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of WEDGE to perform in accordance with its agreement with the Fund.

Compensation Structure of WEDGE Portfolio Managers

WEDGE structures its incentive compensation plans to reward all professionals for their contribution to the growth and profitability of the firm. John Norman and Andrei Bolshakov are both general partners of the firm. Their compensation is based on their ownership percentage of the firm, in which they receive a percentage of the firm’s net profitability. Each general partner’s ownership percentage is reviewed annually in a peer partner review, with ultimate determination by the firm’s Management Committee (similar to a Board of Directors). This review focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals, including Richard Wells, receive a competitive salary and bonus based on the firm’s investment and business success and their specific contribution to that record. Compensation is not fixed, based on Fund performance or based on the value of assets held in the Fund’s portfolio.

GOVERNANCE POLICIES

Codes of Ethics

Dual Strategy Fund, its investment advisor, its sub-advisors and its principal underwriter each have adopted a code of ethics under Rule 17j-1 of the Investment Company Act. Each of these codes of ethics permits personnel subject to the codes to invest in securities; however, personnel subject to the codes must comply with certain restrictions when purchasing securities that may be purchased or held by Dual Strategy Fund.

Proxy Voting Policies

Dual Strategy Fund has delegated all proxy voting authority to its investment advisor, AFA, which has further delegated the proxy-voting authority to the Fund’s sub-advisors. Information about how the Fund’s proxies were voted with regard to its portfolio securities during the 12-month period ending June 30, 2012 is available (1) without charge, upon request, by calling 1.800.662.1106 and (2) on the SEC’s website at http://www.sec.gov. The proxy voting policies of BM&O, Boston Advisors, Renaissance, and WEDGE are attached hereto as Appendices A, B, C and D respectively.

THE FUND’S PORTFOLIO

Portfolio Turnover

    During the most recent fiscal year, the Fund’s portfolio turnover rate was 66.24% of the average value of its portfolio. We do not anticipate a significant variation in the portfolio turnover rate from that reported for the last fiscal year; however, the sub-advisors are solely responsible for decisions to buy or sell securities held by the Fund. As a result, our portfolio turnover rate could differ materially from our expectations. An increased portfolio turnover rate generally does not result in material adverse consequences to the Fund or its shareholders; however, it does increase certain administrative costs and can impact the Fund’s performance. The Fund believes that any costs associated with increased portfolio turnover rates is reasonable in light of the importance of the sub-advisors’ discretion in buying and selling securities held by the Fund.

Disclosure of Portfolio Holdings

Generally, the Fund does not disclose its portfolio securities holdings to individual investors or institutional investors, except to the extent that disclosure is made in the Fund’s sales literatures, advertisement, and SEC filings. Intermediaries that distribute the Fund’s shares do not receive information about the Fund’s portfolio securities unless there is a legitimate business purpose for an intermediary to have such information. Additionally, the Fund generally does not disclose its portfolio holdings to third-party service providers or rating and ranking organizations except in certain circumstances if the Fund has a legitimate business purpose for doing so and believes that it is in the best interests of the Fund’s shareholders. With regard to affiliated persons of the Fund, the Fund limits disclosure of portfolio holdings to affiliated persons who acquire the information in the course of performing regular duties associated with their jobs.

A limited number of “Access Persons” of the Fund, its investment advisor, and its sub-advisors obtain direct knowledge of the Fund’s portfolio holdings in the course of performing regular duties associated with their jobs. Each Access Person of the Fund, its investment advisor, and its sub-advisors is subject to a Code of Ethics that restricts disclosures of the Fund’s portfolio holdings and prohibits personal trading based on the information. No Access Person or other personnel of the Fund or its investment advisor or sub-advisors is authorized to make disclosures about the Fund’s portfolio securities in contravention of the applicable Code of Ethics. The Code of Ethics of each of the Fund, its investment advisor, and its sub-advisors restricts personal investing activities of its Access Persons, including, among other things, limiting participation in initial public offerings and private offerings, prohibiting buy or sell orders during certain blackout periods before and after covered transactions and prohibiting gifts from certain persons within the securities industry. The Fund’s Board of Directors receives a certification each year from the Fund, its investment advisor, and its sub-advisors regarding the Access Persons’ compliance with the applicable Code of Ethics. In the event of a conflict between the interests of the Fund’s shareholders and the Fund’s investment advisor, sub-advisors, or principal underwriter (or any of their affiliates), the Fund generally will decline to disclose its portfolio holdings to the extent necessary to protect the interests of its shareholders.

The Fund discloses its portfolio holdings publicly in filings made with the SEC four times each year – in Form N-CSR and Form N-Q. The Fund’s Form N-CSR is filed within 60 days of the end of the second and fourth quarters, and its Form N-Q is filed within 60 days of the end of the first and third quarters. The Fund’s Board of Directors receives a copy of the N-CSR or N-Q, as applicable, at each of its quarterly meetings. In the future, the Fund may disclose its portfolio holdings in electronic form to current and prospective customers after 30 days.

Although the Fund does not have any ongoing arrangements to make information available about the Fund’s portfolio securities, as a general rule, the Fund’s custodian and independent registered public accounting firm have access to the Fund’s portfolio holdings at any time. In addition, from time to time, circumstances may arise that make it advisable for the Fund to divulge its portfolio holdings to selected third parties for legitimate business purposes. In such circumstances, the recipient of the information must be subject to a duty of confidentiality, and the Fund’s management generally will place certain conditions or restrictions on the use of the information about its portfolio securities, including requirements that the information be kept confidential and prohibitions against trading based on the information. The Fund’s management and the management of the Fund’s investment advisor may authorize disclosure of the Fund’s portfolio securities in the event they find such disclosure appropriate, such as disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Fund’s current advisor, disclosure to a newly hired investment advisor or sub-advisor prior to commencing its duties, or disclosure to a rating agency for use in developing a rating. Management of the Fund will advise the Fund’s Board of Directors of any events of this nature so that the Board may determine whether additional oversight is needed in connection with the matter, including oversight of disclosure of the Fund’s portfolio holdings. Neither the Fund nor its investment advisor receives any compensation or other consideration (including any agreement to maintain assets in the Fund) for making such information available.

Portfolio Transactions

The Fund’s sub-advisors are responsible for (1) decisions to buy and sell securities on behalf of the Fund, (2) selecting brokers to conduct buy/sell transactions, and (3) negotiating brokerage commissions, in each case with respect to the portion of the Fund’s securities under the sub-advisor’s management. None of the Fund’s sub-advisors nor any of their respective affiliates may act as a broker for securities transactions for the Fund.

In selecting brokers to conduct the Fund’s portfolio transactions, the sub-advisors use their best efforts to obtain the most favorable price and execution available except to the extent that they determine that a higher brokerage commission is warranted for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, the sub-advisors:

•	Review the type and quality of the execution services rendered.
•	Review the quantity and nature of the portfolio transactions effected.
•
Compare generally the commissions actually paid to brokers with (A) the commissions believed to be charged by other brokers for effecting similar transactions, and (B) the commissions generally charged by brokers prior to the introduction of negotiated commission rates.

•	Consider the quality and usefulness of the brokerage and research services, if any, that may be furnished by brokers.

    Research services provided by brokers may be used by the sub-advisors in advising all of their clients, although not all such services may be used by the clients that paid the commissions. Conversely, however, a client of a sub-advisor may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, a sub-advisor may cause clients, including Dual Strategy Fund, to pay a higher brokerage commission to a broker that provides brokerage and research services to the sub-advisor than the sub-advisor’s clients would have paid to another broker that did not provide such services.

Research services provided by brokers may include research reports on companies, industries and securities; economic and financial data, including reports on macro-economic trends and monetary and fiscal policy; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and services.

In 2012, 2011 and 2010, Dual Strategy Fund paid brokerage commissions of $161,576, $198,610 and $275,434, respectively.

CAPITAL STOCK

Each issued and outstanding share of common stock of Dual Strategy Fund is entitled to participate equally in dividends and distributions declared for Dual Strategy Fund’s stock and, upon liquidation or dissolution, in Dual Strategy Fund’s net assets remaining after satisfaction of outstanding liabilities. The outstanding shares of Dual Strategy Fund are fully paid and non-assessable and have no preemptive or conversion rights.

Under normal circumstances, subject to the reservation of rights explained below, Dual Strategy Fund will redeem shares in cash on the next business day after it receives a request to redeem such shares. However, the right of a shareholder to redeem shares and the date of payment by Dual Strategy Fund may be suspended for more than a day for any period during which the New York Stock Exchange is closed, other than customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for Dual Strategy Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

Under Maryland law, Dual Strategy Fund is not required to hold annual shareholder meetings and does not intend to do so. At any special meeting, shareholders present or represented by proxy at the meeting are entitled to one vote for each share held.

FEDERAL TAX MATTERS

The following information supplements and should be read in conjunction with the section in Dual Strategy Fund’s Prospectus captioned “Distributions and Taxes.”

The following is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change.

Federal Income Tax Status

Regulated Investment Company

Dual Strategy Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If the Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders in accordance with applicable provisions of the Code. If the Fund does not qualify as a regulated investment company, it will be subject to the general rules governing the federal income taxation of corporations under the Code.

To qualify as a regulated investment company under the Code for a taxable year, the Fund must (i) be domestically organized and registered under the Investment Company Act of 1940 at all times during the taxable year (see “Registration” below), (ii) have in effect an election to be a regulated investment company at all times during the taxable year (see “Election” below), (iii) derive at least 90% of its gross income from certain sources (see “Sources of Gross Income” below), and (iv) diversify its assets in accordance with certain requirements (see “Diversification of Assets” below).

To be treated as a regulated investment company under the Code for a taxable year, the Fund must (i) distribute dividends to its shareholders in accordance with certain requirements (see “Distribution of Dividends” below), and (ii) have, at the close of such taxable year, no earnings and profits accumulated in any taxable year to which the provisions of the Code pertaining to regulated investment companies did not apply (see “Earnings and Profits” below).

This disclosure assumes that Dual Strategy Fund will qualify and be treated as a regulated investment company under the Code for each taxable year.

Registration

The Dual Strategy Fund can qualify as a regulated investment company under the Code if it is registered under the Investment Company Act of 1940 as a management company. The Fund is currently registered under the Investment Company Act of 1940 as a management company and intends to continue such registration in future tax years.

Election

To qualify as a regulated investment company under the Code, the Fund must file with its federal income tax return an election to be a regulated investment company. The Fund has filed such an election with its federal income tax return for past tax years and intends to maintain such election for future tax years.

Sources of Gross Income

To qualify as a regulated investment company under the Code for a taxable year, Dual Strategy Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund expects that at least 90% of its gross income for each taxable year will be derived from these types of income.

Diversification of Assets

To qualify as a regulated investment company under the Code for a taxable year, the Fund must have:

(1)   at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be invested in cash, cash items (including receivables), United States Government securities, securities of other regulated investment companies, or other securities which, with respect to any one issuer, do not exceed 5% of the value of the Fund’s total assets and do not represent more than 10% of the outstanding voting securities of such issuer; and

(2)   not more than 25% of the value of the Fund’s total assets invested in the securities (other than United States Government securities or the securities of other regulated investment companies) of (a) any one issuer, (b) two or more issuers which Dual Strategy Fund controls and which are determined, under the Treasury Regulations, to be engaged in the same or similar trades or businesses or related trades or businesses, or (c) the securities of one or more qualified publicly traded partnership. For purposes of this 25% test, the Fund is treated as owning its proportionate share of the corporations within its chain of control. “Control” is defined for this purpose as 20% or more of the total combined voting power of all classes of stock entitled to vote.

Distribution of Dividends

To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must pay dividends equal to at least 90% of its investment company taxable income (determined without regard to its dividends paid deductions) and 90% of its net tax-exempt income. The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains, determined, in general on an October 31 year end, plus certain undistributed amounts from the previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by Dual Strategy Fund in October, November or December with a record date in such a month and paid by Dual Strategy Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Earnings and Profits

To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must not have, as of the close of such taxable year, earnings and profits accumulated in any taxable year to which the provisions under the Code relating to regulated investment companies did not apply.

Classification of Gains and Losses

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized for the disposition of foreign currency, non-U.S. dollar denominated debt instruments, and certain financial futures and options, may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.

Adequate Diversification of Investments

Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be “adequately diversified” as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for variable annuity contracts. The Fund intends to comply with applicable requirements so that the Fund’s investments are “adequately diversified” for this purpose. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purpose of the diversification requirements. If a fund satisfies certain conditions, a segregated asset account owning shares of the fund will be treated as owning multiple investments consisting of the account’s proportionate share of each of the assets of the fund. Dual Strategy Fund intends to satisfy these conditions so that the shares of the Fund owned by a separate account of a participating insurance company will be treated as multiple investments. If, however, the Fund is not “adequately diversified” within the meaning of Section 817(h) of the Code, the variable annuity contracts supported by the Fund would not be treated as annuity contracts, for any period (or subsequent period) during which the Fund is not “adequately diversified”. In such instances, the income on the contracts for any taxable year of the policyholder is treated as ordinary income received or accrued by the policyholder during each year.

State Income Tax Status

The Dual Strategy Fund is organized as a Maryland corporation. Under Maryland tax law, the Fund is not liable for any income or franchise tax in the State of Maryland if the Fund qualifies as a regulated investment company under the Code and does not have taxable income for federal income tax purposes.

Taxation of Variable Annuity Contracts

For a discussion of the tax consequences of variable annuity contracts, you should refer to the applicable separate account prospectus.

SERVICE PROVIDERS

Underwriter

Dual Strategy Fund’s shares are offered on a continuous basis by American Fidelity Securities, Inc., a wholly-owned subsidiary of AFA, the Fund’s investment advisor. American Fidelity Securities, Inc. is the sole underwriter for Dual Strategy Fund. American Fidelity Securities, Inc. is also the underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C. American Fidelity Securities, Inc. receives no compensation for the sale of Dual Strategy Fund shares; however, it does receive underwriting commissions in connection with its role as underwriter of American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C.

Custodian

InvesTrust, N.A., 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts a custodian of the cash, securities and other assets of Dual Strategy Fund, as required by the Investment Company Act of 1940. Under its agreement with Dual Strategy Fund, InvesTrust N.A. holds Dual Strategy Fund’s portfolio securities and keeps all necessary accounts and records. AFA pays all of InvesTrust N.A.’s compensation for its services as custodian. InvesTrust N.A. is a wholly owned subsidiary of American Fidelity Corporation, which owns 100% of the Fund’s investment advisor. InvesTrust N.A. received $46,836, $47,256 and $49,753 for services performed with regard to the Fund in 2012, 2011 and 2010, respectively.

Investment Consultant

Asset Services Company, L.L.C., 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the Fund and AFA. Under the investment consultant agreement, from time to time, Asset Services Company, L.L.C. provides certain reports and information to the Fund and AFA. Asset Services Company, L.L.C. is a wholly owned subsidiary of American Fidelity Corporation, which owns 100% of the Fund’s investment advisor.

AFA pays all of Asset Services Company, L.L.C.’s compensation for its services as consultant. Asset Services Company, L.L.C. received $50,472, $49,549 and $44,038 for services performed with regard to the Fund in 2012, 2011 and 2010, respectively.

Independent Registered Public Accounting Firm; Legal Counsel

This Statement of Additional Information contains financial statements for Dual Strategy Fund. KPMG LLP, 210 Park Avenue, Suite 2850, Oklahoma City, Oklahoma 73102 serves as Independent Registered Public Accounting Firm for Dual Strategy Fund.

McAfee & Taft A Professional Corporation, 10th Floor, Two Leadership Square, 211 North Robinson, Oklahoma City, Oklahoma 73102-7103, serves as counsel to Dual Strategy Fund.

FINANCIAL STATEMENTS

Following are the financial statements of Dual Strategy Fund, Inc.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Financial Statements

December 31, 2012

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG LLP
210 Park Avenue, Suite 2850
Oklahoma City, OK  73102-5683

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Oklahoma City, Oklahoma
February 11, 2013

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
("KPMG International"), a Swiss entity.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statement of Assets and Liabilities
December 31, 2012
Assets
Investments, at fair value (cost $146,398,856)	$170,061,088
Accrued interest and dividends	149,609
Accounts receivable for securities sold	3,207,890
Accounts receivable for shares redeemed	9,294
Total assets	173,427,881
Liabilities
Accounts payable for securities purchased	3,139,775
Accounts payable for shares purchased	735
Total liabilities	3,140,510
Net assets	$170,287,371
Composition of net assets:
Net capital paid in on shares of capital stock	$141,279,824
Undistributed net investment income	2,329,260
Accumulated net realized gains	3,016,055
Unrealized appreciation on investments	23,662,232
Net assets (equivalent to $11.60 per share based on
14,684,843 shares of capital stock outstanding)	$170,287,371
See accompanying notes to financial statements.

2

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statement of Operations
Year ended December 31, 2012
Investment income:
Income:
Dividends (net of foreign taxes paid of $47,670)	$3,124,148
Interest	17,482
3,141,630
Expenses:
Investment advisory fees	847,326
Net investment income	2,294,304
Realized gains on investments:
Proceeds from sales	118,993,700
Cost of securities sold	106,155,147
Net realized gains on investments sold	12,838,553
Unrealized appreciation on investments, end of year	23,662,232
Unrealized appreciation on investments, beginning of year	13,503,017
Change in unrealized appreciation on investments	10,159,215
Net increase in net assets resulting from operations	$25,292,072
See accompanying notes to financial statements.

3

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statements of Changes in Net Assets
Years ended December 31, 2012 and 2011
	2012	2011
Increase (decrease) in net assets from operations:
Net investment income	$2,294,304	1,827,595
Net realized gains on investments	12,838,553	11,163,399
Change in unrealized appreciation (depreciation) on investments	10,159,215	(12,657,592)
Increase in net assets resulting from operations	25,292,072	333,402
Distributions to shareholders:
Investment income	(1,800,000)	(1,600,000)
Total distributions to shareholders	(1,800,000)	(1,600,000)
Changes from capital stock transactions	(10,470,775)	(7,582,132)
Increase (decrease) in net assets	13,021,297	(8,848,730)
Net assets, beginning of year	157,266,074	166,114,804
Net assets, end of year	$170,287,371	157,266,074
Undistributed net investment income	$2,329,260	1,834,956
See accompanying notes to financial statements.

4

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Financial Highlights
Year ended December 31
	2012	2011	2010	2009	2008
Per share data (1):
Net investment income	$0.15	0.12	0.10	0.11	0.14
Net realized and unrealized gains (losses) from securities	1.49	(0.11)	1.52	1.65	(4.88)
	1.64	0.01	1.62	1.76	(4.74)
Distributions – investment income	(0.12)	(0.10)	(0.12)	(0.13)	(0.16)
Distributions – capital gains	—	—	—	—	(0.27)
Net increase (decrease) in net asset unit value	1.52	(0.09)	1.50	1.63	(5.17)
Net asset unit value, beginning of period	10.08	10.17	8.67	7.04	12.21
Net asset unit value, end of period	$11.60	10.08	10.17	8.67	7.04
Net assets outstanding, end of period	$170,287,371	157,266,074	166,114,804	147,268,249	119,218,457
Ratios:
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.36	1.09	1.11	1.46	1.39
Portfolio turnover rate	66.24	69.91	102.34	135.04	84.35
Total return (2)	16.38	0.06	18.73	25.01	(38.60)
(1) Per share calculations were performed using the average shares outstanding method.
(2) Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
See accompanying notes to financial statements.

5

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2012
	Shares or	Fair value
	principal		Percentage
	amount	Amount	of net assets
Common stock:
Amusement and recreation services:
The Walt Disney Company	12,235	$609,181	0.36%
		609,181	0.36
Apparel and accessory stores:
American Eagle Outfitters, Inc.	17,800	365,078	0.21
Foot Locker, Inc.	34,018	1,092,658	0.64
Michael Kors Holdings Limited * **	5,870	299,546	0.18
Nordstrom, Inc.	7,720	413,020	0.24
Ross Stores, Inc.	14,346	776,836	0.46
The Gap, Inc.	20,550	637,872	0.37
The TJX Companies, Inc.	26,741	1,135,155	0.67
		4,720,165	2.77
Apparel and other finished products:
PVH Corp.	3,500	388,535	0.23
V.F. Corporation	3,900	588,783	0.35
		977,318	0.57
Auto dealers, gas stations:
Autozone, Inc. *	3,214	1,139,138	0.67
O’Reilly Automotive, Inc. *	11,515	1,029,671	0.60
		2,168,809	1.27
Building construction-general contractors:
Lennar Corporation	9,500	367,365	0.22
PulteGroup, Inc. *	22,300	404,968	0.24
		772,333	0.45
Building materials and garden supplies:
Lowe’s Companies, Inc.	30,700	1,090,464	0.64
The Home Depot, Inc.	24,718	1,528,808	0.90
		2,619,272	1.54
Business services:
Accenture plc **	31,669	2,105,989	1.24
Alliance Data Systems Corporation *	4,500	651,420	0.38
Aspen Technology, Inc. *	15,540	429,526	0.25
Automatic Data Processing, Inc.	10,760	613,428	0.36
CA, Inc.	29,000	637,420	0.37
eBay Inc. *	15,610	796,422	0.47
Equifax Inc.	15,151	819,972	0.48
Google Inc. *	1,035	734,198	0.43
International Business Machines Corporation	25,831	4,947,928	2.91
Intuit Inc.	32,504	1,933,988	1.14
Microsoft Corporation	64,149	1,714,703	1.01
Moody’s Corporation	7,300	367,336	0.22
Oracle Corporation	54,111	1,802,979	1.06
Red Hat, Inc. *	9,820	520,067	0.31
Salesforce.com, Inc. *	5,744	965,566	0.57
SAP AG **	7,600	610,888	0.36
Solarwinds, Inc *	12,740	668,213	0.39
Symantec Corporation *	43,966	827,000	0.49
Synopsys, Inc. *	25,297	805,457	0.47
The Ultimate Software Group, Inc *	4,310	406,907	0.24
Tyco International, Ltd. **	10,030	293,378	0.17
Visa Inc.	6,640	1,006,491	0.59
VMware Inc. *	2,235	210,403	0.12
		23,869,679	14.02

  (Continued)
6

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2012
Shares or	Fair value
principal		Percentage
amount	Amount	of net assets
Chemicals and allied products:
Abbott Laboratories	53,060	$3,475,430	2.04%
Agrium Inc. **	1,200	119,892	0.07
Air Products & Chemicals, Inc.	1,500	126,030	0.07
Amgen Inc.	5,300	457,496	0.27
Bristol-Myers Squibb Company	14,400	469,296	0.28
Celanese Corporation	2,685	119,563	0.07
Celgene Corporation *	13,907	1,094,759	0.64
CF Industries Holdings, Inc.	600	121,896	0.07
Colgate-Palmolive Company	7,020	733,871	0.43
E.I. du Pont de Nemours and Company	2,600	116,922	0.07
Eastman Chemical Company	1,900	129,295	0.08
Ecolab Inc.	2,415	173,639	0.10
Eli Lilly and Company	9,300	458,676	0.27
FMC Corporation	4,135	241,980	0.14
Gilead Sciences, Inc. *	10,305	756,902	0.44
Johnson & Johnson	42,800	3,000,280	1.76
Merck & Co., Inc.	55,600	2,276,264	1.34
Monsanto Company	8,667	820,332	0.48
Mylan Inc. *	29,319	805,686	0.47
Novo Nordisk A/S **	3,505	572,051	0.34
Pfizer Inc.	19,400	486,552	0.29
PPG Industries, Inc.	6,799	920,245	0.54
Praxair, Inc.	3,960	433,422	0.25
Sanofi-Aventis **	10,900	516,442	0.30
The Dow Chemical Company	3,800	122,816	0.07
		18,549,737	10.89
Communications:
AT&T Inc.	11,970	403,509	0.24
CBS Corporation	46,967	1,787,094	1.05
Discovery Communications, Inc. *	12,389	786,454	0.46
Level 3 Communications, Inc. *	47,266	1,092,317	0.64
Scripps Networks Interactive, Inc.	13,182	763,501	0.45
Time Warner Cable Inc.	8,634	839,138	0.49
		5,672,013	3.33
Depository institutions:
Capital One Financial Corporation	20,150	1,167,290	0.69
Fifth Third Bancorp	20,800	315,952	0.19
JPMorgan Chase & Co.	8,200	360,554	0.21
KeyCorp	36,700	309,014	0.18
Regions Financial Corporation	49,200	350,304	0.21
SunTrust Banks, Inc.	11,500	326,025	0.19
U.S. Bancorp	44,100	1,408,554	0.83
Wells Fargo & Company	18,780	641,900	0.38
		4,879,593	2.87
Durable goods, wholesale:
Reliance Steel & Aluminum Co.	2,200	136,620	0.08
W.W. Grainger, Inc.	2,810	568,660	0.33
		705,280	0.41
Eating and drinking places:
Starbucks Corporation	17,365	931,111	0.55
931,111	0.55

   (Continued)
7

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2012
Shares or	Fair value
principal		Percentage
amount	Amount	of net assets
Electric, gas, and sanitary services:
Ameren Corporation	7,600	$233,472	0.14%
American Electric Power Company, Inc.	5,400	230,472	0.14
DTE Energy Company	3,800	228,190	0.13
Edison International	5,200	234,988	0.14
Entergy Corporation	3,300	210,375	0.12
FirstEnergy Corp.	5,200	217,152	0.13
NRG Energy, Inc.	10,500	241,395	0.14
NV Energy, Inc.	12,800	232,192	0.14
Pinnacle West Capital Corporation	4,100	209,018	0.12
Public Service Enterprise Group Incorporated	7,000	214,200	0.13
Stericycle, Inc. *	8,175	762,482	0.45
Teco Energy, Inc.	12,400	207,824	0.12
The Williams Companies, Inc.	15,660	512,708	0.30
		3,734,468	2.19
Electronic and other electric equipment:
Ametek, inc	22,177	833,190	0.49
Amphenol Corporation	9,400	608,180	0.36
Broadcom Corporation	20,909	694,388	0.41
General Electric Company	47,385	994,611	0.58
Intel Corporation	27,883	575,226	0.34
Molex Incorporated	85,900	1,917,288	1.13
Qualcomm Incorporated	33,126	2,054,475	1.21
		7,677,358	4.51
Engineering, accounting, research, management and relation services:
ABB Ltd **	19,400	403,326	0.24
Covance Inc. *	7,675	443,385	0.26
		846,711	0.50
Fabricated metal products:
Ball Corporation	2,800	125,300	0.07
Parker-Hannifin Corporation	4,550	387,023	0.23
Valmomt Industries, Inc.	1,450	197,998	0.12
		710,321	0.42
Food and kindred products:
Anheuser-Busch InBev SA/NV **	13,650	1,193,147	0.70
Archer-Daniels-Midland Company	4,300	117,777	0.07
Bunge Limited **	1,700	123,573	0.07
Diageo plc **	6,535	761,850	0.45
Dr Pepper Snapple Group, Inc.	10,500	463,890	0.27
H.J. Heinz Company	7,455	430,004	0.25
Ingredion Incorporated	1,800	115,974	0.07
The Coca-Cola Company	18,809	681,826	0.40
The Hain Celestial Group, Inc *	6,740	365,443	0.21
		4,253,484	2.50
Food stores:
Safeway Inc.	26,800	484,812	0.28
Whole Foods Market, Inc.	5,465	499,118	0.29
		983,930	0.58
General merchandise:
Costco Wholesale Corporation	6,955	686,945	0.40
Dillard’s, Inc.	4,400	368,588	0.22
Macy’s, Inc.	19,685	768,109	0.45
		1,823,642	1.07
Heavy construction, non-building:
Fluor Corporation	28,700	1,685,838	0.99
KBR, Inc.	13,700	409,904	0.24
		2,095,742	1.23
Holding and other investment offices:
Brookfield Asset Management Inc. **	56,350	2,065,228	1.21
		2,065,228	1.21

 (Continued)
8

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2012
Shares or	Fair value
principal		Percentage
amount	Amount	of net assets
Home furniture and equipment:
Bed Bath & Beyond Inc. *	40,478	$2,263,125	1.33%
		2,263,125	1.33
Hotels, other lodging places:
Wyndham Worldwide Corporation	7,100	377,791	0.22
		377,791	0.22
Industrial machinery and equipment:
Apple Computer, Inc.	6,105	3,254,148	1.91
Caterpillar Inc.	3,560	318,905	0.19
Cisco Systems, Inc.	39,214	770,555	0.45
Cummins Engine, Inc.	6,580	712,943	0.42
Dover Corporation	31,400	2,063,294	1.21
Eaton Corporation **	7,300	395,660	0.23
EMC Corporation *	50,449	1,276,360	0.75
F5 Network, Inc. *	6,475	629,046	0.37
Fortinet, Inc. *	24,835	523,273	0.31
NetApp, Inc. *	24,222	812,648	0.48
Pitney Bowes, Inc.	33,000	351,120	0.21
Teradata Corporation *	25,581	1,583,208	0.93
The Timken Company	8,300	396,989	0.23
Western Digital Corporation	17,374	738,221	0.43
		13,826,370	8.12
Instruments and related products:
3M Company	4,100	380,685	0.22
Agilent Technologies, Inc.	18,280	748,383	0.44
Baxter International Inc.	30,750	2,049,795	1.20
C.R. Bard, Inc.	7,637	746,440	0.44
Danaher Corporation	26,356	1,473,300	0.87
KLA-Tencor Corporation	15,580	744,101	0.44
Medtronic, Inc.	18,756	769,371	0.45
Northrop Grumman Corporation	9,600	648,768	0.38
Raytheon Company	11,000	633,160	0.37
Roper Industries, Inc.	13,748	1,532,627	0.90
Stryker Corporation	13,791	756,023	0.44
The Cooper Companies, Inc.	8,296	767,214	0.45
Waters Corporation *	4,200	365,904	0.21
Zimmer Holdings, Inc.	7,600	506,616	0.30
		12,122,387	7.12
Insurance carriers:
Ace LTD. **	9,495	757,701	0.44
Aetna Inc.	10,800	500,040	0.29
Assurant, Inc.	9,500	329,650	0.19
Axis Capital Holdings Limited **	59,450	2,059,348	1.21
Berkshire Hathaway Inc. *	22,950	2,058,615	1.21
Lincoln National Corporation	13,000	336,700	0.20
Metlife Capital Trust, Inc.	9,100	299,754	0.18
Principal Financial Group, Inc.	12,200	347,944	0.20
Prudential Financial, Inc.	5,900	314,647	0.18
RenaissanceRe Holdings Ltd. **	21,550	1,751,153	1.03
The Chubb Corporation	4,500	338,940	0.20
The Hartford Financial Services Group, Inc.	14,900	334,356	0.20
The Travelers Companies, Inc.	5,000	359,100	0.21
UnitedHealth Group Incorporated	21,992	1,192,846	0.70
Unum Group	15,900	331,038	0.19
		11,311,832	6.64
Leather and leather products:
Coach, Inc.	12,176	675,890	0.40
		675,890	0.40

   (Continued)
9

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2012
Shares or	Fair value
principal		Percentage
amount	Amount	of net assets
Lumber and wood products:
Leucadia National Corporation	86,200	$2,050,698	1.20%
		2,050,698	1.20
Metal mining:
Cliffs Natural Resources Inc.	3,400	131,104	0.08
		131,104	0.08
Mining, quarry nonmetal minerals:
Teck Resources Limited **	3,400	123,590	0.07
		123,590	0.07
Miscellaneous manufacturing industries:
Mattel, Inc.	10,400	380,848	0.22
		380,848	0.22
Miscellaneous retail:
CVS Caremark Corp	23,688	1,145,315	0.67
IAC/InteractiveCorp	7,900	373,670	0.22
PetSmart, Inc.	15,718	1,074,168	0.63
		2,593,153	1.52
Nondepository institutions:
American Express Company	14,933	858,349	0.50
Discover Financial Services	8,200	316,110	0.19
SLM Corporation	19,500	334,035	0.20
		1,508,494	0.89
Nondurable goods-wholesale:
Amerisource Bergen Corporation	30,995	1,338,364	0.79
Cardinal Health, Inc.	12,300	506,514	0.30
McKesson Corporation	13,038	1,264,164	0.74
United Natural Foods, Inc. *	7,815	418,806	0.25
		3,527,848	2.07
Oil and gas extraction:
Apache Corporation	3,800	298,300	0.18
Cabot Oil & Gas Corporation	3,925	195,230	0.11
Diamond Offshore Drilling, Inc.	4,600	312,616	0.18
Encana Corporation **	98,350	1,943,396	1.14
Eni S.p.A **	6,100	299,754	0.18
Helmerich & Payne, Inc.	5,600	313,656	0.18
Nabors Industries Ltd. * **	21,300	307,785	0.18
Noble Corporation **	59,000	2,054,380	1.21
Occidental Petroleum Corporation	3,500	268,135	0.16
Pioneer Natural Resources Company	1,665	177,472	0.10
Royal Dutch Shell PLC **	4,100	282,695	0.17
Schlumberger N.V. (Schlumberger Limited) **	41,270	2,859,598	1.68
Talisman Energy Inc. **	26,600	301,378	0.18
Transocean LTD. **	6,400	285,760	0.17
		9,900,155	5.81
Paper and allied products:
International Paper Company	3,400	135,456	0.08
Kimberly Clark Corporation	5,700	481,251	0.28
		616,707	0.36

   (Continued)
10

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2012
	Shares or	Fair value
	principal		Percentage
	amount	Amount	of net assets
Petroleum refining and related industries:
BP PLC-Spons ADR **	7,300	$303,972	0.18%
Chevron Corporation	2,792	301,927	0.18
ConocoPhillips	5,500	318,945	0.19
Exxon Mobil Corporation	3,400	294,270	0.17
Total SA **	6,100	317,261	0.19
Valero Energy Corporation	8,800	300,256	0.18
		1,836,631	1.08
Railroad transportation:
Union Pacific Corporation	9,240	1,161,653	0.68
		1,161,653	0.68
Real estate:
PICO Holdings, Inc. *	83,800	1,698,626	1.00
		1,698,626	1.00
Rubber and miscellaneous plastic products:
Armstrong World Industries, Inc.	5,285	268,108	0.16
Nike, Inc. – Class B	12,410	640,356	0.38
		908,464	0.53
Security and commodity brokers:
Ameriprise Financial, Inc.	5,300	331,939	0.20
Blackrock, Inc.	4,258	880,171	0.52
Franklin Resources, Inc.	9,258	1,163,731	0.68
The Goldman Sachs Group, Inc.	2,800	357,168	0.21
		2,733,009	1.61
Service necessity:
Subsea 7 S.A. **	30,200	731,142	0.43
		731,142	0.43
Transportation by air:
Bristow Group Inc.	37,400	2,006,884	1.18
		2,006,884	1.18
Transportation equipment:
Autoliv, Inc.	5,900	397,601	0.23
Honeywell International Inc.	14,085	893,975	0.52
Polaris Industries Inc.	4,600	387,090	0.23
The Boeing Company	10,527	793,315	0.47
TRW Automotive Holdings Corp *	7,800	418,158	0.25
		2,890,139	1.70
Transportation services:
Expedia, Inc.	17,913	1,100,754	0.65
		1,100,754	0.65
Total common stocks (cost $143,480,437)		167,142,669	98.15
Short-term investments:
AIM Money Market Fund (0.02013% at December 31, 2012)	2,918,419	2,918,419	1.72
Total short-term investments (cost $2,918,419)		2,918,419	1.72
Total investments (cost $146,398,856)		170,061,088	99.87
Other assets and liabilities, net		226,283	0.13
Total net assets		$170,287,371	100.00%
* Presently not producing dividend income
** Foreign investments (14.00% of net assets)
See accompanying notes to financial statements.

11

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Financial Statements

December 31, 2012

(1)	Summary of Significant Accounting Policies

(a)	General

American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end, diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA).

The Fund’s investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

(b)	Investments

The Fund’s investments are valued based on market value quotations, when available. Investments in corporate stocks are valued by a third-party servicer, Interactive Data Corporation. Securities for which published quotations are not available are valued based on policies approved by the Fund’s board of directors, generally at the quotation obtained from pricing services, such as Bloomberg L.P. Securities whose values have been materially affected by what the Fund’s investment adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. All securities were priced at December 31, 2012 based on quoted market prices. The Company has in place a process to validate with a secondary independent pricing source changes in prices that exceed a certain threshold. Fair value is determined in good faith using consistently applied procedures under the supervision of the board of directors. Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year.

The Fund’s portfolio of investments is diversified such that not more than 5% of the value of the total assets of the Fund is invested in any one issuer and not more than 25% is invested in any one industry or group of similar industries. Management does not believe the Fund has any significant concentrations of credit risk.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first-in, first-out basis. Security transactions are accounted for on a trade-date basis.

Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund’s investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income.

The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

In 2012, the cost of purchases and proceeds from sales of securities, other than short-term securities, was $106,155,148 and $118,993,700 respectively, net of brokerage commissions.

The gross unrealized appreciation and depreciation on investments at December 31, 2012 for financial reporting purposes was $26,478,137 and $2,815,905, respectively. For federal income tax purposes, the cost, unrealized appreciation, and unrealized depreciation on investments were $147,145,262, $26,478,137, and $3,562,311, respectively, as of December 31, 2012.

(Continued)
12

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Financial Statements

December 31, 2012

The Fund groups its financial assets measured in three levels, based on inputs and assumptions used to determine fair value. These levels are as follows:

•	Level 1 – quoted prices in active markets for identical securities.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments). There were no transfers of securities Level 1 to Level 2 or vice versa throughout the year.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s net assets as of December 31, 2012. See Schedule of Portfolio Investments for industry categorization.

Level 1 – Quoted prices	$170,061,088
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—
Total	$170,061,088
(c)	Income Taxes

Management of the Fund believes that the Fund will continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The Fund’s policy is to comply with all sections of the Code that apply to regulated investment companies and to distribute all of its taxable income to shareholders. No provision for income taxes is thus required.

During 2012, the Fund generated net capital gains for tax purposes of $12,974,145. All of the $9,144,493 net capital loss carryover at December 31, 2011 was utilized in 2012 to offset the 2012 net capital gain.  Therefore, the Fund has a net capital gain of $3,829,652 for tax purposes as of December 31, 2012.  The board of directors intends to distribute a realized net capital gain dividend of $3,829,652 during 2013.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to “wash sale” transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, no permanent book-to-tax differences were recorded as of December 31, 2012 for undistributed net investment income, accumulated net realized gain, or unrealized appreciation on investments.

The Fund recognizes and measures unrecognized tax positions in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification (ASC) 740, Income Taxes. The Fund has no unrecognized tax positions at December 31, 2012.

As of December 31, 2012, the Fund has no accrued interest and penalties related to unrecognized tax positions. The Fund would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.

(Continued)
13

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Financial Statements

December 31, 2012

The tax years 2009 through 2012 remain open to examination by the major taxing jurisdictions to which the Fund is subject. The Fund is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.

(d)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

(e)	Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid annually. Dividends to shareholders from capital gains, if any, are paid annually. These ordinary and capital gain dividends are paid as required to comply with Federal tax requirements. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. A capital gain distribution was not declared in 2012 or 2011.

(f)	Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (ASU No. 2011-04). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. The Fund has adopted this guidance in 2012 with no material impact to the financial statements or disclosures.

(2)	Transactions with Affiliates

The Fund receives advisory services under a management and investment advisory agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund’s average daily net assets. AFA has engaged four subadvisors who receive fees based on a percentage of the Fund’s daily net assets. The subadvisors’ fees are paid by AFA.

AFA pays all other expenses of the Fund except investment advisory fees and brokerage fees. The Fund will not reimburse AFA at a later time for any such amounts.

Certain officers and directors of the Fund are also officers and directors of AFA.

(3)	Distributions to Shareholders

On November 15, 2012, a dividend of $0.12 per share was distributed from ordinary income, which amounts to $1,800,000. On November 15, 2011, a dividend of $0.10 per share was distributed from ordinary income, which amounted to $1,600,000.

(Continued)
14

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Financial Statements

December 31, 2012

The tax character of distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	2012	2011
Distributions to shareholders:
Dividends paid from:
Ordinary income	$1,800,000	1,600,000
Long-term capital gain	—	—
	1,800,000	1,600,000
Return of capital	—	—
Total distributions to shareholders	$1,800,000	1,600,000

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,262,068
Undistributed capital gain income	3,829,652
Undistributed long-term loss	—
Unrealized appreciation	22,915,826
Distributable earnings	$29,007,546

(4)	Changes from Capital Stock Transactions

As of December 31, 2012, 200,000,000 shares of $0.001 par value capital stock were authorized.

Transactions in capital stock were as follows:

	Shares		Amount
	2012	2011	2012	2011
Shares sold	123,972	162,687	$1,380,264	1,699,963
Shares issued in reinvestment of
dividends and distributions	164,609	155,024	1,800,000	1,600,000
	288,581	317,711	3,180,264	3,299,963
Shares redeemed	(1,212,109)	(1,043,181)	(13,651,039)	(10,882,095)
Decrease in net assets
derived from capital
stock transactions	(923,528)	(725,470)	$(10,470,775)	(7,582,132)

(5)	Subsequent Events

The Fund has evaluated subsequent events through February 11, 2013, the date the financial statements were issued.

15

APPENDIX A

Beck, Mack & Oliver LLC
 Proxy Voting Policies & Procedures

RATIONALE FOR PROXY POLICIES/ PROCEDURES
Applicable law will require the firm to vote proxies (unless otherwise requested by clients) in the best interests of our clients. As we have always done, we must exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the benefits to our clients. Unlike the rather loose guidelines that have prevailed to this point, as of the July 1, 2003 record date, we will be required to maintain a record of how all the proxies for companies in which the firms clients have voting interests were voted, as well as embrace a disclosure process mandated by law.

PROXY VOTING PROCEDURES

1.	We will identify a person, herein referred to as a Proxy Ballot Administrator (PBA), to control this process.

2.
Accounts for which proxies are to be voted: We are required to vote the proxies for common shares held in ERISA accounts and the Beck, Mack & Oliver Partners and Global Equity Funds. For all other accounts, we have the option of passing the voting responsibility to the client. In actual practice, we have opted to provide our clients with the choice of voting the proxies themselves or having us do it.

3.
Audit requirements: All accounts for which we have voting responsibility will be checked every day for indications that a proxy statement is available requiring action by a certain date. (We will outsource this procedure.)

4.
Upon notification of a requirement for voting, a composite ballot covering all topics and all relevant accounts will be prepared. This ballot, together with a copy of the proxy statement, will be forwarded to the appropriate investment professional for review and disposition of voting. The person assigned to the task of voting on proxy issues will complete the ballot, sign it, and return it to the PBA. In cases where a resolution falls outside policy guidelines, the matter should be discussed by all members present at our weekly meeting and be resolved at that time. Results of these deliberations should be filed along with documents relevant to proxy matters.

5.
The proxy ballot administrator will insure that the ballot is returned and completed by the deadline for voting. A log will be maintained identifying the dates the proxy was received, voted and returned to the appropriate agent. Furthermore, a record of all votes for all subject accounts will be kept and be available for inspection.

6.	This voting record will also be available to respond to client inquiries about our vote on particular resolutions. These will be directed to the proxy administrator.

PROXY VOTING POLICY

The guideline that will apply to the proxy issues enumerated in the following paragraphs is that all voting is to be exercised only in the clients' best interest. All other issues will be subordinated to the exercise of our fiduciary duty on behalf of the funds that clients have entrusted to our management.

I.	Routine Management Proposals
These proposals typically do not change corporate structure, by-laws or operations to the disadvantage of shareholders. They include: Approval of auditors Election of Directors
Indemnification provisions for directors/ officers Liability limitations of directors/ officers Name changes Fiscal year changes

Given the routine nature of these proposals, proxies will nearly always be voted with management.

Non-Routine Management Proposals
This category includes issues that would or could alter corporate or capital structure or operations. These proposals generally will be voted "in favor" if deemed to be in the best interests of the shareholders. Proposals in this category would likely address matters including:

Mergers and Acquisitions
Restructuring
Re-Incorporation
Changes in capital structure
Compensation of executives/ directors

Proposals Affecting Corporate Governance
These proposals would generally be voted "against" the actions being proposed and would include those affecting:
Poison pills
Greenmail or dual class voting Supermajority voting Golden parachutes/ severance packages Classified/ staggered Boards of Directors

Social and Corporate Responsibility Proposals

Resolutions addressing matters under this heading are often proposed by shareholders. These proposals will be examined individually and our votes will be based on serving the best interest of our clients. Expensing stock option grants (Generally we would vote to expense grants.) Charitable giving * Gender issues*
Boycotts of specific countries/ industries*
* (Generally we would expect to vote against these proposals.)

Resolution of Conflicts
Where a potential conflict may be evident between the interests of the manager and a proposal offered in the proxy, we will vote in strict accordance with our proxy voting policy.

A-1

APPENDIX B

Boston Advisors, LLC

Proxy Voting Policies and Procedures

I.	INTRODUCTION

Under the investment management contracts between Boston Advisors, LLC (“BA”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting.  BA assumes responsibility for voting proxies when requested by a client and with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

II.	STATEMENTS OF POLICIES AND PROCEDURES

A.
Policy Statement.  The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients.  We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BA has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”).   Egan-Jones will track each proxy that BA is authorized to vote on behalf of our clients and will make a recommendation to management of BA as how it would vote such proxy in accordance with the Guidelines.  Unless otherwise directed by BA, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations.  BA will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account.  The financial interest of our clients is the primary consideration in determining how proxies should be voted.  In the case of social and political responsibility that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B.
Conflicts of Interest.  If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest.  Non-routine proxy proposals are presumed to involve a material conflict of interest, unless BA management determines that neither BA nor its personnel have such a conflict of interest.  Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If BA management determines that BA has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan-Jones or, if applicable, the client’s proxy voting policies.  BA management also reserves the right to vote a proxy using the following methods:

•	We may obtain instructions from the client on how to vote the proxy.

•
If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.
Unjustifiable Costs.  We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities).  In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent.  Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

a.	Mutual Funds. We will vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.
ERISA Accounts.  With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4.
Client Direction.  If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful.  As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy.  We will, on a best efforts basis, comply with each client’s proxy voting policy.  If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.
Disclosure.  A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge records, regarding how we voted the client’s proxies.  Clients should contact their account manager to make such a request.

E.
Review and Changes.  We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations.  Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client.  Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.
Delegation.  We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting.  If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.
Maintenance of Records.  We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940.  We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system.  We may also rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.

III.	EGAN-JONES PROXY VOTING PRINCIPLES AND GUIDELINES

Attached as Appendix A is the Proxy Voting Principles and Guidelines of Egan-Jones Proxy Services.

APPENDIX A

Egan-Jones Ratings Co.
Proxy Voting

Principles and Guidelines

Egan-Jones Proxy Voting Principles

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light.  Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:
•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission
•	revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules
•	corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

•	Directors should be accountable to shareholders, and management should be accountable to directors.

•	Information on the Company supplied to shareholders should be transparent.

•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A.	Director independence

It is our view that:
•	A two-thirds majority of the Board should be comprised of independent directors.
•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.
•
  When the Chairman of the Board also serves as the company’s Chief Executive Officer, the Board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

•	Committees of the Board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.
•	No director should serve as a consultant or service provider to the Company.
•	Director compensation should be a combination of cash and stock in the company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:
•	should not have been employed by the Company or an affiliate within the previous five years;
•	should not be, and should not be affiliated with, a company that is an adviser or consultant to the Company or affiliate, or to a member of the Company’s senior management;
•	should not be affiliated with a significant customer or supplier (except utilities) of the Company or affiliate;
•	should have no personal services contract with the Company or affiliate, or a member of senior management;
•	should not be affiliated with a not-for-profit organization that receives significant contributions from the Company or affiliate;
•	within the previous three years, should not have had any business relationship with the Company or affiliate which required disclosure in the Company’s Form 10-K;
•	should not be employed by a public company at which an executive officer of the Company serves as a director;
•	should not be a member of the immediate family of any person described above.
•	A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than
$120,000 per year in such compensation.
•	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company that makes payments to, or receives payments from, the company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold.

 B. Board operating procedures

•	The Board should adopt a written statement of its governance principles, and regularly re-evaluate them.
•
  Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

•	The independent directors should be provided access to professional advisers of their own choice, independent of management.
•	The Board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.
•	Directors should have access to senior management through a designated liaison person.
•	The Board should periodically review its own size, and determine the appropriate size.

C. Requirements for individual directors

We recommend that:
•	The Board should provide guidelines for directors serving on several Boards addressing competing commitments.

•
  The Board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the Board and of committees of the Board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D. Shareholder rights

•	A simple majority of shareholders should be able to amend the company’s bylaws, call special meetings, or act by written consent.
•	“Greenmail” should be prohibited.
•	Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan
•	Directors should be elected annually.
•	The Board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.
•	Shareholders should have effective access to the director nomination process.

Egan-Jones Proxy Voting Guidelines
Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors' investment in the company, etc..

WITHHOLD votes for nominees who:

are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and the company does not have Audit, Compensation, or Nominating committees attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

ignore a shareholder proposal that is approved by a majority of the shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years fail to act on takeover offers where the majority of the shareholders have tendered their shares implement or renew a “dead-hand” or modified “dead-hand” poison pill sit on more than seven boards

In cases in which the company has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the company’s compensation committee, the company’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.

Furthermore, we may recommend withholding votes from either members of the company’s compensation committee, its entire board of directors and/or its chief executive officer where the company has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the company.

FOR responsible shareholder proposals calling for the company to name as directors only those who receive a majority of shareholder votes.

Separating Chairman and CEO

Case-by-case basis on shareholder proposals requiring that positions of chairman and CEO be held separately but generally AGAINST unless the company is particularly troubled.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that the board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

Case-by-case basis on shareholder proposals asking that the Chairman be independent, but generally AGAINST unless the company is particularly troubled.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability

Case-by-case basis on proposals regarding director and officer indemnification and liability, using Delaware law as the standard.

AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those management proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Charitable or Political Contributions

AGAINST shareholder proposals regarding charitable or political contributions.

Proxy Contests (Contested Elections)

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Case-by-case basis for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR proposals to ratify auditors, unless:

Non-audit fees exceed 50% of total fees.

Auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Proxy Contest Defenses

Classified Board vs.  Annual Election

AGAINST proposals to classify the board.

FOR proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST proposals that provide that directors may be removed only for cause.

FOR proposals to restore shareholder ability to remove directors with or without cause.

AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

FOR proposals to eliminate cumulative voting.

Calling Special Meetings

AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

FOR shareholder proposals to allow a shareholder holding a 25% or greater interest to call a special shareholder meeting.

Acting by Written Consent

AGAINST management proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

FOR management proposals to fix the size of the board.

AGAINST management proposals that give management the ability to alter size of the board without shareholder approval.

Tender Offer  Defenses

“Poison Pills”

FOR shareholder proposals that ask the company to submit its “poison pill” for shareholder ratification.

Case-by-case basis for shareholder proposals to redeem a company's existing “poison pill.”

Case-by-case basis for management proposals to ratify a “poison pill.”

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

“Greenmail”

FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the company's ability to make “greenmail” payments.

Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.

“Pale Greenmail”

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Charter or Bylaws

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Placement of Equity with “White Squire”

FOR shareholder proposals to require approval of “blank check preferred stock” issues for other than general corporate purposes.

Other Governance Proposals
Confidential Voting
FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Case-by-case basis for bundled or "conditioned" proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders' best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

AGAINST increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures

FOR proposals to increase the number of authorized shares of common stock in connection with a transaction that we support delineated on the same ballot.

CASE-BY-CASE  on other such proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance.  In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance.

Preferred Stock

AGAINST proposals authorizing creation of new classes of "blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights

FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.

Case-by-case basis on proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and company’s returns to shareholders.

“Blank Check Preferred Stock”

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

FOR management proposals to create “blank check preferred stock” in cases when the company specifically states that the stock will not be used as a takeover defense.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control

FOR proposals that facilitate debt restructurings except where signs of self-dealing exist.

Share Repurchase Programs

FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Case-by-case basis for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Compensation of Officers and Directors

Case-by-case basis for director and officer compensation plans, but generally favoring responsible proposals calling for more use of performance-based equity in compensation plans. The term “performance-based equity” will not be interpreted to include conventional stock options, but will include such tools as indexed options, restricted stock, performance-contingent options, and premium-priced options.

Advisory vote by shareholders regarding frequency of advisory vote on executive compensation

FOR management proposals that recommend that advisory votes on compensation take place annually, every two years or triennially.

FOR compensation plans which maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value; are formulated to attract, retain, and motivate key employees long-term; and take into consideration linkage between pay and performance, performance goals, and the cost of equity-based plans.

AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, and excessive severance packages (see below).

AGAINST compensation plans providing inappropriate levels of compensation (exceeding market practice) to non-executive directors such that independence is not compromised in overseeing executive performance and compensation.

Focusing on companies that have underperformed peers over a sustained period, WITHHOLD on compensation committee members if the company’s performance and CEO compensation are misaligned, the company maintains poor compensation practices or the board is unresponsive to a majority of shareholders on compensation matters. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the company.

Focusing on companies that have underperformed peers over a sustained period, AGAINST equity-based incentive plan proposals if the company’s performance and CEO’s compensation are misaligned, the company maintains poor compensation practices or the board is unresponsive to shareholders on compensation matters. This involves evaluating the performance indexes in plans, goals and target awards, alignment with the company’s business strategy, whether or not goals appear to be challenging, peer group benchmarking, and mix of performance-based and non-performance-based compensation.

In the context of the entire plan, CASE-BY-CASE, applying judgment, for compensation plans of company’s involving incentives that encourage excessive risk-taking without appropriate claw-back provisions, excessive perquisites, tax gross-ups, re-pricing or replacing of underwater stock options without prior shareholder approval, excessive severance payments without involuntary job loss or substantial diminution of duties. Factors which are normally weighed in making such judgments include prior performance of the company, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance.

CASE-BY-CASE on advisory votes on executive compensation (“Say-on-Pay”), but normally FOR unless provisions violate above-described guidance regarding compensation/incentive plans and election of members of the compensation committee, in which  case judgment is applied to weigh such factors.  Factors which are normally weighed in making such judgments include prior performance of the company, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance.

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum limit on Annual Grants or Amend

Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place  maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions
Under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

“Golden Parachutes” and “Tin Parachutes”

FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.

Case-by-case basis on  proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e.,  greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes
Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the company's state of incorporation.

Business Combinations and Corporate Restructurings

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management's efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

are interested directors and sit on key board committees (Audit or Nominating committees)

are interested directors and  the company does not have one or more of the following committees: Audit or Nominating.

attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

ignore a shareholder proposal that is approved by a majority of shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis  for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing a Fundamental Restriction to a Non-fundamental
Restriction

Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering fund's target investments, reasons for change, and projected impact on portfolio.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund's fundamental investment objective to non-fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund's target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company's past performance, and terms of liquidation.

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Hire and Terminate Sub-advisors without
Shareholder Approval

AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor's reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Changes to Charter

Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Miscellaneous Shareholder Proposals

Independent Directors

FOR proposals asking that a three-quarters majority of directors be independent.

FOR proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

For proposals asking that the Chairman be independent.

Establish Director Ownership Requirement

AGAINST establishing a director ownership requirement.

Reimbursement of Shareholder for Expenses Incurred

Case-by-case basis for reimbursing proxy solicitation expenses.

FOR reimbursing proxy solicitation expenses in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

Case-by-case basis for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Social Issues

Energy and Environment

AGAINST on proposals that request companies to follow the CERES Principles.

AGAINST proposals requesting reports that seek additional information, unless it appears company has not adequately addressed shareholders' relevant environmental concerns.

Northern Ireland

AGAINST on proposals related to the MacBride Principles.

AGAINST proposals requesting reports that seek additional information about progress being made toward eliminating employment discrimination, unless it appears company has not adequately addressed shareholder relevant concerns.

Military Business

AGAINST on defense issue proposals.

AGAINST proposals requesting reports that seek additional information on military related operations, unless the company has been unresponsive to shareholder relevant requests.

Maquiladora Standards and International Operations Policies

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

AGAINST proposals requesting reports on international operating policy issues, unless it appears the company has not adequately addressed shareholder relevant concerns.

World Debt Crisis

AGAINST on proposals dealing with Third World debt.

AGAINST proposals requesting reports on Third World debt issues, unless it appears the company has not adequately addressed shareholder relevant concerns.

Equal Employment Opportunity and Discrimination

AGAINST on proposals regarding equal employment opportunities and discrimination.

AGAINST proposals requesting reports that seek additional information about affirmative action efforts, unless it appears the company has been unresponsive to shareholder relevant requests.

Animal Rights

AGAINST on proposals that deal with animal rights.

Product Integrity and Marketing

AGAINST on ceasing production of socially questionable products.

AGAINST proposals requesting reports that seek additional information regarding product integrity and marketing issues, unless it appears the company has been unresponsive to shareholder relevant requests.

Human Resources Issues

AGAINST on proposals regarding human resources issues.

AGAINST proposals requesting reports that seek additional information regarding human resources issues, unless it appears the company has been unresponsive to shareholder relevant requests.

APPENDIX C

The Renaissance Group LLC
DBA
Renaissance
Investment Management

PROXY VOTING POLICIES
AND PROCEDURES

JANUARY 10, 2013

I.	Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are exercised in a proper and timely manner. When The Renaissance Group LLC DBA Renaissance Investment Management (hereafter “Renaissance”) has discretion to vote the proxies of its clients, it is obligated to vote solely in the best economic interest of clients.

Since client accounts may hold stocks or other securities with voting rights, clients often have the right to cast votes at the corporate issuers’ shareholder meetings. However, since shareholders often do not attend shareholder meetings, they have the right to cast their votes by “proxy.” In these cases, Renaissance’s clients will either retain proxy-voting authority or delegate it to us. If a client has delegated the authority to us, we will vote proxies for that client. If the client retains proxy voting authority, the client will receive proxy solicitations directly from the custodian, and the client may contact us with any questions about a particular solicitation using the contact information provided at the end of this policy.

Where clients have delegated proxy-voting authority to us, as an investment adviser and fiduciary of client assets, we have implemented proxy-voting policies and procedures intended to protect the value of shareholder investments and designed to reasonably ensure that we vote proxies in the best interest of clients. In voting proxies, we seek to both maximize the long-term value of clients' assets and to cast votes that we believe to be fair and in the best interest of the affected client(s).

Reference: Investment Advisors Act of 1940, Rule 206(4)-6
Investment Company Act of 1940, Rule 20a-1

II.	Voting Guidelines
Renaissance has contracted with an independent third-party proxy agent (hereafter “proxy agent”) for proxy voting and corporate governance services, which specializes in providing a variety of services related to proxy voting. Specifically, we have retained this proxy agent to:

(i)	research and provide proxy voting recommendations;
(ii)	execute proxy votes; and,
(iii)	maintain the records necessary to track proxy voting materials, the research used to make proxy voting decisions, as well as the proxy voting actions taken for each client account.
We have adopted the proxy voting policy guidelines available through our proxy agent as our own and will vote proxies for clients, who have given us proxy-voting authority, according to those policy guidelines. Three sets of proxy guidelines are available to clients through our proxy agent:

(i) the Standard Detailed Policy guidelines, overlaid by the Investment Manager Policy.

(ii)	a Taft Hartley Policy, which is in compliance with the AFL-CIO guidelines, which overlays the Standard Detailed Policy guidelines; and,
(iii)	a policy incorporating the MacBride Principles, which overlays the Standard Detailed Policy guidelines in conjunction with the Investment Manager Policy.
Standard Detailed Policy: Renaissance generally uses the Standard Detailed proxy voting guidelines provided by our proxy voting agent in conjunction with the Investment Manager Policy, unless the client provides written direction to the contrary or the client is a direct-managed Taft Hartley client. This proxy policy focuses on voting proxy ballots with the goal of ensuring corporate stock price is maximized.

Taft-Hartley Policy: Renaissance maintains and utilizes a Taft-Hartley voting policy provided by the proxy agent for direct-managed Taft-Hartley clients, unless the client provides written direction to the contrary. Direct-managed Municipal Police and Firefighter clients are considered Taft-Hartley clients for proxy-voting guideline purposes and their proxies will be voted using Taft Hartley guidelines in conjunction with the Standard Detailed Policy, unless the client provides written direction to the contrary. Non-Taft Hartley direct-managed clients may request that the Taft Hartley Policy be used for their account(s), upon written instruction to Renaissance.

MacBride Principles: Renaissance also may utilize the MacBride Principles for direct-managed clients upon written client request. The MacBride Principles objective requires employers in Northern Ireland to not discriminate in their hiring, promotion or termination practices based on religion or ethnicity. The MacBride Principal policy is an addendum to the Standard Detailed Policy in conjunction with the Investment Manager Policy.
A written copy of any of the proxy voting guidelines applicable to your account(s) may be obtained upon request. Direct requests to:

Renaissance Investment Management
Attn: Compliance Dept.
50 East RiverCenter Blvd., Suite 1200
Covington, KY 41011, via e-mail at compliance@reninv.com
Phone: 513-723-4582

Clients with Customized proxy policies: Clients who wish to provide a customized proxy policy to Renaissance to utilize for their proxy voting ballots may be charged an additional fee to cover the cost of voting a customized policy.

Wrap Program Sponsored Clients: Unless Renaissance receives written notice from an individual wrap sponsor client, the profit maximization policy will be used for all wrap sponsor clients.

Employee/Family Accounts: Renaissance will not be contractually obligated to vote proxies for employee/family accounts that receive the employee discounted rate.

III.	Proxy Voting Procedures
In an effort to manage the process of information gathering and voting proxies, Renaissance has outsourced proxy voting to a third party proxy voting agent. All issuer’s proxy ballots are sent directly by the client’s custodian’s designated proxy processor to the proxy agent. The proxy agent, using independent third party research, provides a voting recommendation and votes the proxy ballots received based upon the voting policy guidelines selected by the client, as described in the Item II. Voting Guidelines. Ultimately, Renaissance maintains the right to determine the final vote.

If our proxy agent does not receive a ballot, Renaissance will obtain a voting recommendation from the proxy agent and one of Renaissance’s portfolio administrators will vote the proxy using the proxy agent’s voting recommendations.
Renaissance has a Proxy Voting Committee, which meets on an as needed basis to review any material conflicts of interest or any special factors or circumstances that require the Committee’s review. The Proxy Voting Committee is comprised of all Renaissance’s portfolio managers and research analysts, with the Chief Compliance Officer acting as the independent, nonvoting chair of the Committee.

When an account transitions to Renaissance, Renaissance typically liquidates some or all of the securities held in the account. Renaissance generally will not vote proxies for the securities in a transitioning account, which were held prior to the date Renaissance begins providing investment management services to the account. However, it should be noted that, for administrative reasons relating to the transition, Renaissance cannot guarantee that all such proxies will not be voted.
Renaissance does not recall proxy ballots to vote them if the client has lent the shares out for securities lending purposes.

Client Directed Votes: If proxy voting authority has been delegated to Renaissance, and the client would like to direct Renaissance’s vote on a particular proxy vote, the client may provide Renaissance with written or e-mail specific written instructions, which must be received by Renaissance at least 10 business days before the voting deadline date. Please send the written instructions to:

Renaissance Investment Management
Attn: Compliance Dept.
50 East RiverCenter Blvd., Suite 1200
Covington, KY 41011
E-mail: compliance@reninv.com

If a request is received less than 10 business days from the vote deadline date, Renaissance will vote the proxy according to the client’s instructions on a best efforts basis, but cannot guarantee the vote will be able to be amended.

Proxy/Share Blocking: In general, unless otherwise directed by the client, Renaissance will make reasonable efforts to vote client proxies in accordance with the proxy-voting recommendations of the proxy agent. Renaissance will generally decline to vote proxies if doing so would cause a restriction being placed on Renaissance’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Renaissance may abstain from votes in a share blocking country in favor of preserving Renaissance’s ability to trade any particular security at any time.

Abstention from Vote: If it is an option on the proxy ballot, Renaissance has the right to abstain from a vote if no recommendations are available from the proxy agent and Renaissance does not feel it has adequate information to make a decision in the best interest of its clients.

Voting Proxies Without a Recommendation: In the event that the proxy agent does not provide a recommendation, the issue is not a technical question and abstaining from the vote is not an option on the proxy ballot, the Chief Compliance Officer will convene the Proxy Voting Committee, screen for any personal conflicts of interest by committee members, complete a Material Conflicts Form (if applicable), and then tally a vote. Proxy Committee Members with a conflict of interest are excluded from the vote.

Technical Questions: Renaissance will answer any technical questions listed on a proxy ballot that do not require research, on a case-by-case basis without convening the Proxy Voting Committee, if a recommendation is not available from the proxy agent (e.g. Does Renaissance hold a controlling interest in the company?).

IV.	Conflicts of Interest
(1)
Renaissance is not presently aware of any material corporate conflicts. However, should such conflicts arise; Renaissance will identify the conflicts that exist between the interests of Renaissance and its clients. This examination will include a review of the relationship of Renaissance with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of Renaissance or has some other relationship with Renaissance, an affiliate or a client of Renaissance.

(2)
If the proxy agent determines it has a material conflict of interest regarding a vote, Renaissance will be notified of the conflict. Renaissance will then convene a meeting of its Proxy Voting Committee, screen for any corporate and personal conflicts of interest and instruct the proxy agent of the voting decision of the Proxy Voting Committee. Renaissance will document any such conflicts and exclude any person(s) from the Proxy Voting Committee that may have personal conflicts of interest. Renaissance’s Chief Compliance Officer will chair the committee.

V.	Disclosure
Renaissance will provide clients with disclosure via Form ADV Part 2 instructing clients to contact Renaissance to obtain information on how Renaissance voted such client’s proxies; and how to request a copy of Renaissance’s Proxy Voting Policies and Procedures. If a client requests this information, Renaissance will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and, (3) how Renaissance voted the client’s proxy.

VI.	Oversight
On a periodic basis, the Chief Compliance Officer will verify with the proxy agent that it:

•	Continues to vote according to its pre-determined guidelines;
•	Provides Renaissance with any changes in its pre-determined policies;
•	Continues to vote proxies for clients Renaissance has delegated voting authority; and,
•	Confirmed the proxy agent received and voted proxies of clients for which Renaissance delegated voting authority.

VII.	Recordkeeping
The Chief Compliance Officer will maintain files relating to Renaissance’s proxy voting procedures. Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record for all clients, expect for mutual funds. Mutual funds will be retained six (6) years from the end of the fiscal year during which the last entry was made on record. Such records are maintained for the benefit of Renaissance’s clients and are available to clients upon written request. Records of the following will be included in the files:

1.	Copies of the Proxy Voting Policies and Procedures, and any amendments thereto.
2.
  A copy of any records created by the current or previous proxy agent or any records that Renaissance created that were material in making a decision on how to vote proxies, or that memorializes that decision.

3.
  A copy of each written client request for information on how Renaissance voted such client’s proxies, and a copy of any response to any written or oral client request for information on how Renaissance voted the client’s proxies.

4.
  Since Renaissance has access to the proxy statements and records of each vote cast by the current and any former proxy agent(s), Renaissance will not maintain paper copies of the records onsite at Renaissance’s office.

Summary of Renaissance’s Proxy Voting Policy and Procedures

The Renaissance Group LLC DBA Renaissance Investment Management (hereafter “Renaissance”) has a responsibility to vote proxies of client securities under its management solely in the best interest of its clients if Renaissance has been delegated proxy voting responsibility by the client. Renaissance votes all proxies with respect to client securities unless the client has reserved that responsibility itself and has so notified Renaissance in writing.

Renaissance has contracted a third party proxy voting agent (“proxy agent”) to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While the proxy agent provides the proxy vote recommendations, Renaissance retains the ultimate authority on deciding how to vote. In general, it is Renaissance’s policy to vote in accordance with the proxy agent’s recommendations. However, in the event that Renaissance disagrees with the proxy agent’s proxy voting recommendations and does not vote in accordance to the proxy agent’s recommendation, Renaissance’s Proxy Voting Committee’s rationale and ultimate decision will be internally documented.

If Renaissance determines how to vote any client proxies, Renaissance will identify any material corporate conflicts that exist between the interests of Renaissance and its clients. This examination will include a review of the relationship of Renaissance with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of Renaissance or has some other relationship with Renaissance or a client of Renaissance. Renaissance is not presently aware of any material corporate conflicts other than potentially voting proxy issues relating to a company who may also be a client. This conflict is mitigated by utilizing the proxy agent. However, should other material conflicts arise, Renaissance will examine the scope of the conflict and will implement its procedures to ensure that the final voting decision is unbiased.

If a client has instructed Renaissance to vote its proxies and would like: a copy of our Proxy Voting Policy; a copy of the proxy agent’s third party proxy voting policy guidelines; to review how Renaissance voted on a particular security in your account; or would like to direct a written request instructing Renaissance how to vote your proxies; please submit written requests to:

Renaissance Investment Management
Attn: Compliance Dept.
50 East River Center Blvd., Suite 1200
Covington, KY 41011
E-mail: compliance@reninv.com
Phone: 513-723-4582

APPENDIX D

WEDGE Capital Management L.L.P.
Proxy Policy
Revised: March 2011

WEDGE Capital Management L.L.P. (“WEDGE”) established this policy to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and, as a fiduciary to ERISA clients, proxy voting responsibilities promulgated by the Department of Labor.  This policy applies to accounts in which WEDGE has voting authority.  WEDGE’s authority to vote client proxies is established by an advisory contract or a comparable document.

Voting Guidelines
Traditional Products (SCP, MCP, LCP)
The analyst who recommends the security for the WEDGE portfolio has voting responsibility for that security.  If the security is held in multiple traditional products, the analyst who holds the most shares in his or her portfolio is responsible for voting.  Securities held in both a quantitative product and a traditional product are voted by the traditional portfolio analyst.

WEDGE casts votes in the best economic interest of shareholders.  Therefore, the vote for each security held in a traditional product is cast on a case-by-case basis.  Each analyst may conduct his or her own research and/or use the information provided by Glass Lewis & Co., LLC (“Glass Lewis”).  (Glass Lewis provides proxy analyses containing research and objective vote recommendations on each proposal.)  If an analyst chooses to vote against management’s recommended vote, a reason must be provided on the voting materials and recorded in the vote management software.

Votes should be cast either “For” or “Against.”  In very limited instances an abstention may be appropriate; in which case, the analyst should document why he or she abstained.  This will be documented in the vote management software by the proxy department.

Quantitative Products (MIC, QVM: Large Cap, QVM: Small-Mid)
WEDGE will generally vote securities held in products that are quantitative in nature in accordance with the Glass Lewis recommended vote.  In instances where Glass Lewis votes against the management recommended vote, a reason must be recorded in the vote management software.

For securities that meet certain criteria, the analyst responsible for that product must vote the security.  Generally, the criteria for these select securities are:
•	WEDGE clients hold greater than 1% of the outstanding shares of the security, OR
•	the position size of the security in the portfolio is greater than 1.5%.

Conflicts of Interest
All conflicts of interest are to be resolved in the best interest of our clients.

To alleviate potential conflicts of interest or the appearance of conflicts, WEDGE does not allow any associate or his or her spouse to sit on the board of directors of any public company without Management Committee approval, and all associates have to affirm quarterly that they are in compliance with this requirement.

All associates must adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which requires specific disclosure of conflicts of interest and strict adherence to independence and objectivity standards.  Situations that may create a conflict or the appearance of a conflict include but are not limited to the following:

1.	An analyst has a financial interest in the company or in a company which may be involved in a merger or acquisition with the company in question.

2.
An analyst has a personal relationship with someone (e.g. a close friend or family member) who is employed by the company in question or by a company which may be involved in a merger or acquisition with the company in question.

3.	The company in question is a client or prospective client of the firm.

If any of the three criteria listed above is met, or if the analyst feels a potential conflict of interest exists for any reason, he or she should complete a Potential Conflict of Interest Form (PCIF - Attachment A). The PCIF identifies the potential conflict of interest and is used to document the review of the vote.

For items 1 & 2 above, the voting analyst is required to consult with an analyst who does not have a potential conflict of interest.  If the consulting analyst disagrees with the voting analyst’s vote recommendation, a Management Committee member must be consulted.  For item 3 above (or any other potential conflict not identified above), two of the three Management Committee members must review and agree with the recommended vote.  The completed PCIF is attached to the voting materials and reviewed by the proxy department for accurate completion prior to being recorded in the vote management software.

Due to the importance placed on Glass Lewis recommended votes, it is important that Glass Lewis has procedures in place to mitigate any potential conflicts of interest.  The independence of Glass Lewis will be reviewed during each audit of the proxy process.

Proxy Voting Records
As required by Rule 204-2 under the Investment Advisers Act of 1940, WEDGE will maintain the following records:

•	The Proxy Policy
•	Record of each vote cast on behalf of WEDGE's clients
•	Documents prepared by WEDGE that were material to making a proxy voting decision, including PCIFs
•	Each written client request for proxy voting records and WEDGE’s written response to any written or oral client request

Policy Disclosure
On an annual basis, WEDGE will send Form ADV Part II to all clients to disclose how they can obtain a copy of the Proxy Policy and/or information on how their securities were voted.  Clients may request a copy of the Proxy Policy and voting decisions at any time by contacting WEDGE at the address below.

Attention: Proxy Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 2920
Charlotte, NC 28202-6002

Via E-mail:  proxy@wedgecapital.com

Review Procedures
Periodically, WEDGE will review proxy voting for compliance with this policy and determine if revisions to the policy are necessary.

D-1

PART C
OTHER INFORMATION
ITEM 28 -- EXHIBITS

Exhibit Number
a	Articles of Incorporation of Registrant. Incorporated by reference to Exhibit 1 to Registrant’s registration statement on Form N-1A filed on July 16, 1998.

b	Bylaws of Registrant. Incorporated by reference to Exhibit 2 to Registrant’s registration statement on Form N-1A filed on July 16, 1998.

d.1
Amended and Restated Management and Investment Advisory Agreement dated May 1, 2003 between Registrant and American Fidelity Assurance Company (“Amended Advisory Agreement”). Incorporated by reference to Exhibit d.2 to Post-Effective Amendment No. 9 to Registrant’s registration statement on Form N-1A filed on April 29, 2003.

d.1.1
First Amendment to Amended and Restated Management and Investment Advisory Agreement dated as of January 5, 2009 between Registrant and American Fidelity Assurance Company. Incorporated by reference by Exhibit d.1.1 to Post-Effective Amendment No. 16 to Registrant’s registration statement on Form N-1A filed on March 12, 2009.

d.2
Shareholder Information Agreement (22c-2 Agreement) dated April 9, 2007 between Registrant and American Fidelity Assurance Company. Incorporated by reference to Exhibit d.3 to Post-Effective Amendment No. 11 to Registrant’s registration statement on Form N-1 filed on April 30, 2007.

d.3
Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and Beck, Mack & Oliver LLC. Incorporated by reference to Exhibit d.6 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-1A filed on March 12, 2012.

d.3.1*	Amendment to Amended and Restated Sub-Advisory Agreement, effective May 1, 2013, between Registrant, American Fidelity Assurance Company and Beck, Mack & Oliver LLC.

d.4*	Sub-Advisory Agreement effective as of May 1, 2013 between Registrant, American Fidelity Assurance Company and Boston Advisors, LLC.

d.5
Second Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and The Renaissance Group LLC (DBA Renaissance Investment Management). Incorporated by reference to Exhibit d.3 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-1A filed on March 12, 2012.

d.5.1*	Amendment to Second Amended and Restated Sub-Advisory Agreement, effective May 1, 2013, between Registrant, American Fidelity Assurance Company and The Renaissance Group LLC (DBA Renaissance Investment Management).

d.6
Second Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and WEDGE Capital Management L.L.P. Incorporated by reference to Exhibit d.4 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-1A filed on March 12, 2012.

d.6.1*	Amendment to Second Amended and Restated Sub-Advisory Agreement, effective May 1, 2013, between Registrant, American Fidelity Assurance Company and WEDGE Capital Management L.L.P.

e
Second Amended and Restated Underwriter’s Agreement dated November 1, 2005 between Registrant and American Fidelity Securities, Inc. Incorporated by reference to Exhibit e to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-1A filed April 27, 2006.

g.1
Amended and Restated Corporate Custodial Agreement dated November 1, 2005 between Registrant and InvesTrust, N.A., as amended April 27, 2006 (the “Custodial Agreement”). Incorporated by reference to Exhibits g.1 and g.2 to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-1A filed April 27, 2006.

g.2
Second Amendment to Custodial Agreement dated as of April 12, 2012. Incorporated by reference to Exhibit g.2 to Post-Effective Amendment No. 24 to Registrant’s registration statement on Form N-1A filed April 30, 2012.

h.1
Indemnification Agreement between Registrant and its directors. (Director signatories: David R. Carpenter, Jo Ann Dickey, Mark H. McCubbin, and G. Rainey Williams). Incorporated by reference to Exhibit h.3 to Post-Effective Amendment No. 8 to Registrant’s registration statement on Form N-1A filed on April 3, 2003.

h.2
Investment Consultant Agreement dated May 4, 2011 between American Fidelity Assurance Company and Asset Services Company, L.L.C. Incorporated by reference to Exhibit h.2 to Post-Effective Amendment No. 22 to Registrant’s registration statement on Form N-1A filed on April 29, 2011.

i*	Opinion and Consent of Counsel.

j*	Consent of Independent Registered Public Accounting Firm.

p.1
Code of Ethics of the Registrant, effective February 11, 2008. Incorporated by reference to Exhibit p.1 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008

p.2
Code of Ethics of Registrant’s principal underwriter, American Fidelity Securities, Inc., effective February 11, 2008. Incorporated by reference to Exhibit p. 2 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008

p.3
Code of Ethics of Registrant’s investment advisor, American Fidelity Assurance Company, effective February 11, 2008. Incorporated by reference to Exhibit p. 3 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008

p.4
Code of Ethics of Registrant’s sub-advisor, The Renaissance Group LLC (DBA Renaissance Investment Management), dated May 13, 2010. Incorporated by reference to Exhibit p.4 to Post-Effective Amendment No. 22 to Registrant’s registration statement on Form N-1A filed on April 29, 2011.

p.5
Code of Ethics of Registrant’s sub-advisor,  WEDGE Capital Management L.L.P., dated December 13, 2011.  Incorporated by reference to Exhibit p.5 to Post-Effective Amendment No. 24 to Registrant’s registration statement on Form N-1A filed on April 30, 2012.

p.6*	Code of Ethics of Registrant’s sub-advisor, Boston Advisors, LLC., dated October 5, 2011.

p.7
Code of Ethics of Registrant’s sub-advisor, Beck, Mack & Oliver LLC. Incorporated by reference to Exhibit p.7 to Post-Effective Amendment No. 20 to Registrant’s registration statement on Form N-1A filed on April 30, 2010.

99*	Relationship Chart.
______________
*Filed herewith

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ITEM 29 – PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

American Fidelity Assurance Company, an Oklahoma corporation and a wholly-owned subsidiary of American Fidelity Corporation, a Nevada corporation, is the depositor of American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C, which are the only holders of record of Dual Strategy Fund’s shares. American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership. The organization chart filed as Exhibit 99 shows the affiliated entities.

ITEM 30 – INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

INSURANCE POLICY

Registrant’s independent directors are covered by a liability policy issued by a reputable carrier that covers certain types of errors and omissions to the extent that such occur in the directors’ capacity as independent directors of the Registrant.

ARTICLES OF INCORPORATION

Article Eighth, Section 2 of Dual Strategy Fund’s Articles of Incorporation provides as follows:
The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

BY-LAWS

The By-Laws of Dual Strategy Fund provide in Article VIII as follows:

1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by law. The corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”).

2. ADVANCES. Any current or former director or officer of the corporation seeking indemnification within the scope of this Article shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the General Corporation Law. The person seeking indemnification shall provide to the corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide security in form and amount acceptable to the corporation for his undertaking; (b) the corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the corporation who are neither “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (“disinterested non-party directors”), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the corporation at the time the advance is proposed to be made that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

2

3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the corporation may be indemnified and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested non-party directors or otherwise.

6. AMENDMENTS. References in this Article are to the General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of the by-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

INDEMNIFICATION AGREEMENTS

The material provisions of the Indemnification Agreements between Dual Strategy Fund and each of its directors provide as follows:

1. Indemnity of Director. The Fund hereby agrees to hold harmless and indemnify the Director to the fullest extent authorized or permitted by law. In this regard, the Fund agrees to indemnify the Director and to hold the Director harmless from and against any and all actual or threatened lawsuits, claims, investigations, actions, appeals and other proceedings, whether civil, criminal, administrative or otherwise, and specifically including any Action (as defined herein) brought by the Director against the Fund, (any such claim, threat, investigation, action, appeal or other proceeding hereinafter referred to as an “Action”), damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs and disbursements) (collectively, “Losses”) incurred, suffered or expended by or on behalf of the Director with respect to any action or inaction taken in the course of (a) the Director’s duties as a director of the Fund, including, without limitation, any such Action or Loss to which the Director may become subject under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Investment Company Act of 1940, as amended (the “Investment Company Act”), any state securities, takeover or corporate law, or any other federal or state law or regulation or at common law, (b) the Director’s duties as an officer, employee or agent of the Fund (if he serves in such capacities) and (c) the Director’s duties as a director, officer, employee, or agent of another investment company, corporation, partnership, joint venture, trust or other enterprise if serving in such capacities at the request of the Fund.

2. Limitations on Indemnity. No indemnity pursuant to Section 1 hereof shall be paid by the Fund:

2.1  In respect to remuneration paid to the Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;
2.2  On account of the Director’s conduct which is finally adjudged to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Director’s office; or
2.3  If a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful;

provided, however, notwithstanding any other provision of this Agreement to the contrary, to the extent the Director has been successful on the merits or otherwise in defense of any or all actions relating in whole or in part to an Action for which indemnification may be provided under this Agreement or in defense of any issue or matter therein, including dismissal without prejudice, the Director will be indemnified against all Losses incurred in connection therewith.

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3. Continuation of Indemnity. All agreements and obligations of the Fund contained herein shall continue during the period the Director is serving as a director of the Fund or is serving at the request of the Fund as a director, officer, employee or agent of another investment company, corporation, partnership, joint venture, trust or other enterprise, and shall continue after the Director has ceased to be a director and shall enure to the benefit of the heirs, executors and administrators of the Director.

4. Notification and Defense of Claim. As soon as practicable after receipt by the Director of notice of the commencement of any Action, the Director will, if a claim in respect thereof is to be made against the Fund under this Agreement, notify the Fund of the commencement thereof; but the failure to so notify the Fund will not relieve it from any liability which it may have to the Director under this Agreement or otherwise, except to the extent that the Fund is materially and adversely prejudiced or affected by such failure. With respect to any such Action as to which the Director notifies the Fund of the commencement thereof:

4.1 The Fund will be entitled to participate therein at its own expense; and

4.2 Except as otherwise provided below, to the extent that it may wish, the Fund, jointly with any other indemnifying party similarly notified, if applicable, will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Director. After notice from the Fund to the Director of its election so to assume the defense thereof, the Fund will not be liable to the Director under this Agreement for any legal or other expenses subsequently incurred by the Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Director shall have the right to employ its own separate counsel in such Action, but the fees and expenses of such counsel incurred after notice from the Fund of its assumption of the defense thereof shall be at the expense of the Director unless (i) the employment of counsel by the Director has been authorized by the Fund, (ii) the Director shall have reasonably concluded that there may be a conflict of interest between the Fund and the Director in the conduct of the defense of such Action or (iii) the Fund shall not in fact have employed counsel to assume the defense of such Action, in each of which cases the reasonable fees and expenses of such counsel shall be at the expense of the Fund. The Fund shall not be entitled to assume the defense of any Action brought by or on behalf of the Fund or as to which the Director shall have made the conclusion provided for in (ii) above.

4.3 The Fund shall not be liable to indemnify the Director under this Agreement for any amounts paid in settlement of any Action effected without its written consent. The Fund shall not settle any Action in any manner which would impose any penalty or liability on the Director without the Director’s written consent. Neither the Fund nor the Director will unreasonably withhold its consent to any proposed settlement.

5. Reimbursement; Advancement of Expenses.

5.1 The Fund agrees to reimburse the Director within ten (10) business days after request therefore, and in advance of the final judgment or other final adjudication of any matter for which a claim for indemnification may be made pursuant to this Agreement, to the fullest extent permitted by law, for any reasonable legal or other expenses incurred by the Director in connection with any Action or in connection with the enforcement of this Agreement and the indemnification obligations set forth herein.

5.2 If the Director is entitled under any provision of this Agreement to indemnification by the Fund for some or a portion of any Losses in respect of an Action but not, however, for the total amount thereof, the Fund will nevertheless indemnify the Director for the portion thereof to which the Director is entitled.

5.3 If requested by the Director, the Fund shall, within ten (10) business days after request therefore, advance to the Director any such reasonable legal or other expenses which the Director reasonably anticipates he will incur.

6. Repayment of Expenses. The Director agrees that the Director will promptly, upon demand, reimburse the Fund for all reasonable expenses paid by the Fund pursuant to Section 5 hereof in defending any Action against the Director in the event and to the extent that it shall be ultimately determined by a final judgment or other final adjudication that the Director is not entitled to be indemnified by or receive contribution from the Fund for such expenses.

7. Contribution. If indemnification is not available to the Director under the provisions of this Agreement for any reason, the Director shall nevertheless be entitled to contribution toward Losses. Such contribution shall be (i) in such proportion as is appropriate to reflect the relative benefits received by the Director and the Fund resulting from the Director serving as a director of the Fund or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Director on the one hand and the Fund on the other, in connection with the Action or other action, event or omission which resulted in such Losses, as well as any other relevant equitable considerations. The Director and the Fund agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capital allocation. The determination of relative benefits and, if applicable, relative faults as set forth above shall be made by the Fund in good faith.

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8. Enforcement.

8.1 The Fund expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Fund hereby in order to induce the Director to serve and continue to serve as a director of the Fund and any of its subsidiaries, and acknowledges that the Director is relying upon this Agreement. In connection with any determination as to whether the Director is entitled to be indemnified under this Agreement, the burden of proof will be on the Fund to establish that the Director is not so entitled.

8.2 In the event the Director is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Fund shall reimburse the Director for all of the Director’s reasonable fees and expenses in bringing and pursuing such action.

REIMBURSEMENT OF INDEMNIFICATION EXPENSES

The Amended and Restated Management and Investment Advisory Agreement dated May 1, 2003 between Dual Strategy Fund and American Fidelity Assurance Company provides in Section 2 that the American Fidelity Assurance Company shall:

Reimburse the Fund to the fullest extent necessary for costs and expenses incurred by the Fund in connection with one or more indemnification agreements between the Fund and any of its directors (each, a “Director Indemnification Agreement”). In this regard, the Manager agrees to reimburse the Fund for any damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs, and disbursements) (collectively, “Losses”) incurred, suffered or expended by the Fund as a result of or in connection with a Director Indemnification Agreement, except that, no reimbursement shall be paid to the Fund for Losses incurred in violation of the terms of an Indemnification Agreement. As soon as practicable after receipt by the Fund of a claim for indemnification pursuant to an Indemnification Agreement, the Fund shall notify the Manager of the claim thereunder; however, failure by the Fund to notify the Manager will not relieve the Manager from any liability it may have to the Fund under this Agreement or otherwise.

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ITEM 31 – BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

American Fidelity Assurance Company is primarily engaged in writing life, accident and health insurance and annuity contracts. Set forth below are the names of each of the directors and executive officers of American Fidelity Assurance Company, their positions and offices with American Fidelity Assurance Company and any other business, profession, vocation or employment of a substantial nature in which each is or has been, during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee:

Name and Principal Business Address1	Positions and Offices with the Investment Advisor	Other Affiliations

Gregory S. Allen	Director	Chief Executive Officer, Maine Street Holdings, Inc.; 1515 London Road, Charlottesville, VA 22901

John M. Bendheim, Jr.	Director	President, Bendheim Enterprises, Inc.

Robert D. Brearton	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President and Chief Financial Officer, American Fidelity Corporation; Executive Vice President and Principal Financial Officer, American Fidelity Dual Strategy Fund, Inc.®

Lynda L. Cameron	Director	Vice-President, Cameron Associates, Inc.

William M. Cameron	Chairman and Chief Executive Officer
Chairman, President, Chief Executive Officer, American Fidelity Corporation; Director, ASC Holding, L.L.C.; Chairman, First Fidelity Bank, N.A. and First Fidelity BanCorp, Inc., 5100 N. Classen , Suite 500, Oklahoma City, OK 73118

David R. Carpenter	President and Chief Operations Officer
Executive Vice President, American Fidelity Corporation; Chairman and Chief Executive Officer, American Fidelity Securities, Inc.; Chairman, President, Secretary and Principal Executive Officer, American Fidelity Dual Strategy Fund, Inc.®

William E. Durrett	Senior Chairman of the Board of Directors
Senior Chairman of the Board, American Fidelity Corporation; Director, Bank Oklahoma Financial Corporation, Bank Oklahoma Tower P. O. Box 2300 Tulsa, OK 74192; Director, Integris Health, Inc.
3366 N.W. Expressway Oklahoma City, OK 73112

Charles R. Eitel	Director	Founding Partner, Eitel & Armstrong Consulting, 2513 Spicebush Lane, Naples, FL 34105

Theodore M. Elam	Director	Attorney, McAfee & Taft A Professional Corporation, Two Leadership Square Tenth Floor 211 North Robinson, Oklahoma City, OK 73102

Stephen P. Garrett	Senior Vice President and Secretary	Senior Vice President, Secretary, American Fidelity Corporation; General Counsel, American Fidelity Dual Strategy Fund Inc.®

Alfred L. Litchenburg	Executive Vice President	Chairman and Chief Executive Officer, American Public Life Insurance Company

Paula Marshall	Director	Chief Executive Officer, The Bama Companies, Inc. 2745 East 11th Street Tulsa, OK 74104; Director, Bank of Oklahoma, N.A.; Director, Helmrich & Payne, Inc.

Tom J. McDaniel	Director	President, American Fidelity Foundation

Stephen M. Prescott, M.D.	Director	President, Oklahoma Medical Research Foundation 825 N.E. 13th Street Oklahoma City, OK 73104

Gary E. Tredway	Executive Vice President	Director, American Public Life Insurance Company

1 Principal business address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106 or, if applicable, the address set forth under “Other Affiliations.”

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     Beck, Mack & Oliver LLC is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations
Robert C. Beck	Managing Partner

Robert J. Campbell	Partner

Lyman Delano	Partner

John C. Ellis	Partner*

Walter K. Giles	Partner

David E. Rappa	Partner

Zachary A. Wydra	Partner

* John C. Ellis became a partner on 1/1/2013.

Boston Advisors, LLC is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations

Michael J. Vogelzang, CFA	President and CIO

Peter Anderson	Executive Vice President and Director of Sales

Tanya A. Kerrigan	Counsel and Chief Compliance Officer

Richard Shea	Chief Financial Officer

The Renaissance Group, LLC is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations

Michael E. Schroer, CFA	Managing Partner and CIO

Paul A. Radomski, CFA, CPA	Managing Partner

Sudhir S. Warrier	Senior Partner and COO

Joe G. Bruening, CFA	Senior Partner and Director of Trading

Mary C. Meiners	Senior Partner and Director of Research

Eric Strange	Partner

WEDGE Capital Management L.L.P. is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations

Bradley W. Horstmann	Chief Compliance Officer and General Partner

Gary S. Cotler	General Partner

John G. Norman	General Partner

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ITEM 32 – PRINCIPAL UNDERWRITERS

(a) American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the sole underwriter for Dual Strategy Fund. American Fidelity Securities is also the underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B, and American Fidelity Separate Account C.

(b) American Fidelity Securities’ director and officer information is as follows:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund

David R. Carpenter P. O. Box 25523 Oklahoma City, OK 73125	Director, Chairman and Chief Executive Officer; Investment Company and Variable Contracts Products Principal	President, Secretary and Principal Executive Officer
Cherie L. Horsfall P. O. Box 25523 Oklahoma City, OK 73125	Assistant Vice President, Operations Officer, and Investment Company and Variable Contracts Products Principal	None

Christopher T. Kenney P. O. Box 25523 Oklahoma City, OK 73125	Director, President, Chief Operating Officer, Secretary and Investment Company and Variable Contracts Products Principal	Assistant SEC Compliance Officer
David M. Robinson P.O. Box 25523 Oklahoma City, OK 73125	Assistant Vice President and Chief Compliance Officer	Chief SEC Compliance Officer

Shirley K. Williams P. O. Box 25523 Oklahoma City, OK 73125	Assistant Vice President, Chief Financial Officer, Treasurer and Financial and Operations Principal	None

(c) American Fidelity Securities receives no compensation from the Fund for the sale of shares of Dual Strategy Fund; however, American Fidelity Assurance Company pays commissions to American Fidelity Securities, Inc. in connection with sales of securities offered by the separate accounts of American Fidelity Assurance Company. Dual Strategy Fund in an investment option of the American Fidelity Assurance Company separate accounts.

ITEM 33 -- LOCATION OF ACCOUNTS AND RECORDS

All records relating to Dual Strategy Fund required by Section 31(a) of the 1940 Act are kept by Dual Strategy Fund or its custodian at the following addresses:

American Fidelity Dual Strategy Fund, Inc.®		InvesTrust, N.A.
2000 N. Classen Boulevard	or	5100 N. Classen Blvd., Suite 600
Oklahoma City, Oklahoma 73106		Oklahoma City, OK 73118

ITEM 34 -- MANAGEMENT SERVICES

Not applicable

ITEM 35 -- UNDERTAKINGS

Not applicable

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized officer in Oklahoma City, Oklahoma on April 23, 2013.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.®
By: /S/ David R. Carpenter__________________ David R. Carpenter, Chairman of the Board, President and Secretary

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Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Fund’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/S/ David R. Carpenter____________________	April 23, 2013
David R. Carpenter, Chairman of the Board,	Date
President and Secretary

/S/ Robert D. Brearton____________________	April 23, 2013
Robert D. Brearton, Executive Vice President and Principal Financial Officer	Date

*/S/ Jo Ann Dickey_______________________	April 23, 2013
Jo Ann Dickey, Director	Date

*/S/ Mark H. McCubbin___________________	April 23, 2013
Mark H. McCubbin, Director	Date

*/S/ G. Rainey Williams, Jr.__________________	April 23, 2013
G. Rainey Williams, Jr., Director	Date

*By Power of Attorney

Each of the undersigned hereby appoints David R. Carpenter, as his/her true and lawful attorney-in-fact with full power to sign for him/her, in his/her name as officer or director, or both, of American Fidelity Dual Strategy Fund, Inc., a post-effective amendment to registration statement (and any and all amendments thereto, including additional post-effective amendments) on Form N-1A to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

/S/ David R. Carpenter____________________	February 11, 2013
David R. Carpenter, Chairman of the Board,	Date
President and Secretary

/S/ Robert D. Brearton____________________	February 11, 2013
Robert D. Brearton, Executive Vice President and Principal Financial Officer	Date

/S/ Jo Ann Dickey_______________________	February 11, 2013
Jo Ann Dickey, Director	Date

/S/ Mark H. McCubbin___________________	February 11, 2013
Mark H. McCubbin, Director	Date

/S/ G. Rainey Williams, Jr.__________________	February 11, 2013
G. Rainey Williams, Jr., Director	Date

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INDEX TO EXHIBITS

Exhibit Number	Description	Method of Filing
a	Articles of Incorporation of Registrant.	Incorporated by reference.

b	Bylaws of Registrant.	Incorporated by reference.

d.1	Amended and Restated Management and Investment Advisory Agreement dated May 1, 2003 between Registrant and American Fidelity Assurance Company (the “Amended Advisory Agreement”).	Incorporated by reference.

d.1.1	First Amendment to Amended and Restated Management and Investment Advisory Agreement dated as of January 5, 2009 between Registrant and American Fidelity Assurance Company.	Incorporated by reference.

d.2	Shareholder Information Agreement dated as of January 1, 2009 between Registrant and American Fidelity Assurance Company.	Incorporated by reference.

d.3	Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and Beck, Mack & Oliver LLC.	Incorporated by reference.

d.3.1	Amendment to Amended and Restated Sub-Advisory Agreement, effective May 1, 2013, between Registrant, American Fidelity Assurance Company and Beck, Mack & Oliver LLC.	Filed herewith.

d.4	Sub-Advisory Agreement effective as of May 1, 2013 between Registrant, American Fidelity Assurance Company, and Boston Advisors, LLC	Filed herewith.

d.5
Second Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and The Renaissance Group LLC (DBA Renaissance Investment Management).
Incorporated by reference.

d.5.1
Amendment to Second Amended and Restated Sub-Advisory Agreement, effective May 1, 2013, between Registrant, American Fidelity Assurance Company and The Renaissance Group LLC (DBA Renaissance Investment Management).
Filed herewith.

d.6
Second Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and WEDGE Capital Management L.L.P. Incorporated by reference to Exhibit d.4 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-1A filed on March 12, 2012.
Incorporated by reference.

d.6.1	Amendment to Second Amended and Restated Sub-Advisory Agreement, effective May 1, 2013, between Registrant, American Fidelity Assurance Company and WEDGE Capital Management L.L.P.	Filed herewith.

e	Second Amended and Restated Underwriter’s Agreement dated November 1, 2005 between Registrant and American Fidelity Securities, Inc.	Incorporated by reference.

g.1	Corporate Custodial Agreement dated November 1, 2005 between Registrant and InvesTrust, N.A. (the “Custodial Agreement”).	Incorporated by reference.

g.2	Second Amendment to Custodial Agreement dated as of April 12, 2012.	Incorporated by reference.

h.1	Indemnification Agreement between Registrant and its directors. (Director signatories: David R. Carpenter, Jo Ann Dickey, Gregory M. Love, Mark H. McCubbin, and G. Rainey Williams).	Incorporated by reference.

h.2	Investment Consultant Agreement dated May 4, 2011 between American Fidelity Assurance Company and Asset Services Company, L.L.C.	Incorporated by reference.

i	Opinion and Consent of Counsel.	Filed herewith.

j	Consent of Independent Registered Public Accounting Firm.	Filed herewith.

p.1
Code of Ethics of the Registrant, effective February 11, 2008. Incorporated by reference to Exhibit p.1 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008.
Incorporated by reference.

p.2
Code of Ethics of Registrant’s principal underwriter, American Fidelity Securities, Inc., effective February 11, 2008. Incorporated by reference to Exhibit p. 2 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008.
Incorporated by reference.

p.3
Code of Ethics of Registrant’s investment advisor, American Fidelity Assurance Company, effective February 11, 2008. Incorporated by reference to Exhibit p. 3 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008.
Incorporated by reference.

p.4
Code of Ethics of Registrant’s sub-advisor, The Renaissance Group LLC (DBA Renaissance Investment Management), dated May 13, 2010. Incorporated by reference to Exhibit p.4 to Post-Effective Amendment No. 22 to Registrant’s registration statement on Form N-1A filed on April 29, 2011.
Incorporated by reference.

p.5
Code of Ethics of Registrant’s sub-advisor, WEDGE Capital Management L.L.P., dated December 13, 2011.  Incorporated by reference to Exhibit p.5 to Post-Effective Amendment No. 24 to Registrant’s registration statement on Form N-1A filed on April 30, 2012.
Incorporated by reference.

p.6	Code of Ethics of Registrant’s sub-advisor, Boston Advisors, LLC, dated October 5, 2011.	Filed herewith.

p.7	Code of Ethics of Registrant’s sub-advisor Beck, Mack & Oliver LLC.	Incorporated by reference.

99	Relationship Chart.	Filed herewith.

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